UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09114

The Needham Funds, Inc.
(Exact name of registrant as specified in charter)

250 Park Avenue, 10th Floor,
New York, NY 10177-1099
(Address of principal executive offices) (Zip code)

Mr. George A. Needham
250 Park Avenue, 10th Floor,
New York, NY 10177-1099
 (Name and address of agent for service)

1-800-625-7071
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  December 31, 2023

Item 1. Reports to Stockholders.

(a)

ANNUAL
REPORT

NEEDHAM FUNDS

Seeking to build wealth for long-term investors

December 31, 2023

Needham Growth Fund

Needham Aggressive Growth Fund

Needham Small Cap Growth Fund

www.needhamfunds.com

250 Park Avenue, 10th Floor
New York, New York 10177
1-800-625-7071
www.needhamfunds.com

Annual Report
December 31, 2023

CONTENTS

Letter from the Adviser	1
Portfolio Characteristics (Unaudited)
Needham Growth Fund	5
Needham Aggressive Growth Fund	6
Needham Small Cap Growth Fund	7
Disclosure of Fund Expenses	9
Schedules of Investments
Needham Growth Fund	11
Needham Aggressive Growth Fund	15
Needham Small Cap Growth Fund	19
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights
Needham Growth Fund	27
Needham Aggressive Growth Fund	29
Needham Small Cap Growth Fund	31
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	39
Information about Directors and Officers	40
Supplementary Information	42

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
The prospectus contains more complete information, including investment objectives, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus or summary prospectus, please call 1-800-625-7071.

Portfolios of The Needham Funds, Inc., like all mutual funds:

•	Are NOT FDIC insured
•	Have no bank guarantee
•	May lose value

The Needham Funds, Inc. are distributed by Needham & Company, LLC.

Annual Report 2023

250 Park Avenue, 10th Floor
New York, New York 10177
(800) 625-7071
www.needhamfunds.com

February 2024

Dear Shareholders, Friends of Needham, and Prospective Shareholders,

We are pleased to report Needham Funds’ results for the year ending December 31, 2023.  Our mission is to create wealth for long-term investors, and 2023 was a step forward.

MARKET OVERVIEW/ MACRO OBSERVATIONS – JOHN BARR
In 2023, the market rebounded after one of its worst years in modern history.  Entering 2023, markets expected three Federal Reserve rate hikes.  There were only two, and the Fed target rate ended the year at 5.25-5.50%.  At its December meeting, the Fed indicated there could be multiple rate cuts in 2024 and the markets rallied.

The economy continued to move forward with six consecutive quarters of GDP growth and 3-4% consumer price index inflation, after 5-7% the preceding four quarters.

In the second half, 10-year Treasury yields increased from 3.8% to 4.6%, the highest level since 2007.  By year-end 10-year rates were back to 3.9%.

The biggest financial event of 2023 was the regional banking crisis. In March, Silicon Valley Bank (ex-SVB) and Signature Bank (ex-SBNY) failed and were seized by the FDIC. The classic failure of mismatched assets and liabilities brought down SVB. SVB was invested in 10-year Treasuries but was funded with overnight, uninsured deposits. With the Fed rate hikes, the Treasuries lost value, and corporate clients with deposits over the insured limit of $250,000 rapidly withdrew funds, creating a bank run. The Federal Reserve, Treasury Department, and FDIC issued a joint statement insuring all deposits of SVB, and SVB reopened under new management after a long weekend. Pressure on the banking system stabilized, but deposits continued to move toward higher-yielding money market funds.

AI (artificial intelligence) took the world by storm in 2023 and had a significant positive impact on our Funds.  ChatGPT’s AI product was released in November 2022 and within five days, over one million users tried it. In the first quarter of 2023, the world became aware of AI’s potential impact when Microsoft Corp. (MSFT) invested $10 billion in OpenAI, the company behind ChatGPT. Microsoft plans to utilize ChatGPT as the engine behind Bing search and as a key part of its cloud, consumer, and corporate products. Alphabet, Inc. (GOOGL) and others followed with significant announcements about AI initiatives.

Stock market returns were dominated by the “Magnificent 7” mega-cap tech leaders.  Two-thirds of the S&P 500’s return came from Amazon.com, Inc. (AMZN), Apple, Inc. (AAPL), Meta Platforms, Inc. (META), Microsoft, Corp., NVIDIA Corp. (NVDA), and Tesla, Inc. (TSLA).  72% of the S&P 500 underperformed the index.1

Important to our investing universe, NVIDIA reported an epic year based on strong demand for its AI systems.  Many of our portfolio investments benefit directly and indirectly from the adoption of AI.  In March, we wrote The Growth Factor Vol. 36, “Artificial Intelligence and Needham Funds’ Investments.”2  On the international front, things went from bad to horrible.  Ukraine entered the second year of Russia’s war and terror campaign. In October, Hamas executed a horrific attack against civilians in Israel.  Many of our portfolio companies have operations in Israel and all of their employees have been affected.  Late in the year, Yemen’s Houthi rebels launched missile attacks on commercial ships in the Gulf of Arabia, nominally in support of Hamas, and with the backing of Iran.  The U.S. and UK navies responded, but the attacks and shipping disruptions continue. Finally, there are China’s threats to Taiwan.  These are unprecedented international developments in the post-Soviet world.

Our investment focus on the reshoring of U.S. manufacturing and infrastructure seems all the more relevant.  The reshoring of U.S. manufacturing should create investment opportunities across technology, life sciences, chemicals, oil and gas, alternative energy, and other industrial sectors.  The Titanium Economy: How Industrial Technology Can Create a Better, Faster, Stronger America, written by several McKinsey partners, describes how industrial technology companies are important to the United States’ economic future.3  Clean Harbors, Inc. (CLH), a holding of Needham Growth Fund and Needham Aggressive Growth Fund, is one of the companies featured in the book. We have long focused our investments on companies supplying technology for manufacturing and R&D, and we see even greater opportunities now.

In November 2023, Charlie Munger, Vice Chairman of Berkshire Hathaway, Inc. (BRK.A, BRK.B), passed away at age 99. I attended my first Berkshire Hathaway annual meeting in May 2017.  The annual meeting is a wonderful weekend spent with old and new friends in Omaha. I love it and will return this May, but it won’t be the same without Charlie on stage.

While there are many books about Warren Buffett, there are only a few about Charlie Munger.  The most important is Poor Charlie’s Almanack – The Wit and Wisdom of Charles T. Munger, edited by his good friend, Peter D. Kaufman.  Poor Charlie’s is based on Ben Franklin’s Poor Richard’s Almanack.

____________

[1]	https://www.reuters.com/markets/us/can-sizzling-magnificent-seven-trade-keep-powering-us-stocks-2024-2023-12-28/
[2]	https://www.needhamfunds.com/wp-content/uploads/2023/03/GF-36-Artificial-Intelligence-and-Needham-Funds-Investments.pdf
[3]	https://www.mckinsey.com/featured-insights/mckinsey-on-books/the-titanium-economy

Needham Funds

I highlight four words of wisdom from Charlie Munger.

1)	Patience – “The big money is not in the buying and the selling but in the waiting.[4]

2)	Preparation – More important than the will to win is the will to prepare.[5]

3)
Analyze businesses – Be a business analyst, not a market, macroeconomic or security analyst.[6]  “Beta and modern portfolio theory and the like – none of it makes any sense to me. We’re trying to buy businesses with sustainable competitive advantages at a low, or even a fair, price.”

4)	Long-term investing – “Understanding both the power of compound interest and the difficulty of getting it is the heart and soul of understanding a lot of things.[7]

In The Growth Factor Vol. 38, I honor the wit and wisdom of Charlie Munger. You will notice a big influence on my investment strategy as outlined in Growth Factor 36.

NEEDHAM AGGRESSIVE GROWTH FUND – JOHN BARR, PORTFOLIO MANAGER
For the year ended December 31, 2023, the Fund’s Institutional (NEAIX) and Retail classes (NEAGX) returned 38.37% and 37.65%, respectively, significantly outperforming the Russell 2000 Growth Index’s 18.66%. With such a positive year, the top contributors gained much more than the top detractors lost.  The Fund’s 8 top contributors each returned more than the top detractor lost.

The Fund’s top contributor for the second year in a row was Super Micro Computer, Inc. (SMCI). Super Micro is seeing strong growth for its Artificial Intelligence GPU (graphics processing unit) servers.  It grew revenue by 37% in the fiscal year ended June 2023 and is expected to earn nearly $20 per share in fiscal year 2024. As of December 31, 2023, Super Micro is valued at just 14x estimated earnings for the fiscal year ending June 30, 2024.

Vertiv Holding Co. (VRT) provides power management, cooling, control equipment, and thermal management for data centers.  We believe Vertiv is well-positioned for the coming trend of liquid cooling of high-performance AI servers.  David Cote, formerly CEO of Honeywell, is the Executive Chairman of Vertiv.  The company was a spinout from Emerson Electric, purchased by Platinum Equity, and went public via SPAC in 2018.

The third leading contributor was ESI Group SA (ESI-FR). The Fund first purchased ESI in 2021 as we were impressed with new CEO Cristel de Rouvray’s plans to increase margins and revenue growth.  ESI supplies CAD (computer-aided design) software for the automotive, aerospace, and other heavy industries.  It has particular expertise in virtual crash testing.  In June, ESI announced a merger agreement with Keysight Technologies Inc. (KEYS).

The top detractor was long-time holding KVH Industries Inc. (KVHI).  On its 2Q23 earnings call, KVH announced that the Board of Directors had concluded its review of strategic alternatives without changes. The market was expecting a merger or sale to take advantage of economies of scale. We believe KVH now needs to improve profitability and then again seek consolidation.

NEEDHAM AGGRESSIVE GROWTH FUND – 2023 PORTFOLIO CHANGES
The Fund’s most significant new positions are:

-
FARO Technologies, Inc. (FARO) is a metrology company serving engineering, manufacturing, and public safety markets.  FARO had overambitious growth plans for many years and spent accordingly.  We believe that Chairman of the Board Yuvall Wasserman and new CEO Peter Lau understand FARO’s markets and have good plans to create shareholder value.  FARO is valued at 1.1x enterprise value to sales, with peers at 4x.

-
Alteryx, Inc. (AYX) is a data analytics software company that we believe is undergoing a misunderstood transition to SaaS.  We purchased Alteryx in 3Q23, only to have the company agree to an acquisition by private equity in 4Q23.  We appreciate the short-term premium but had hoped that Alteryx would be a long-term holding.

-	Carter’s Inc. (CRI) is the leader in children’s apparel. The stock and business have suffered due to the weak consumer cycle. We believe it is a durable, growing company with great management.

The most significant additions to existing positions in the portfolio were:

-
Unisys Corporation (UIS), the new version of the old-line computer company. Unisys provides digital workplace solutions, cloud & infrastructure, and enterprise computing. We believe the profitability of its legacy operating system business alone is worth multiples of the current stock price.

-
Aspen Aerogels, Inc. (ASPN) makes aerogel insulation used for energy infrastructure and pipelines.  The insulation is also used to prevent lithium-ion batteries from combusting.  Aspen won contract awards from General Motors Company (GM), Toyota Motor Corp. (TM), Stellantis N.V. (STLS), Audi and other EV makers.  On its May earnings call, Aspen announced plans to move all manufacturing for EV customers to its Rhode Island plant and to move manufacturing for other customers to a contract manufacturer in China.  In December, Aspen raised $75 million at $12.38 per share, which fully funds the company through what we believe could be positive cash flow.  We were pleased to increase our long-term holding of Aspen in that offering and throughout the year. Aspen closed the year at 4.23% of net assets.

-	Vishay Precision Group (VPG), a specialty sensors and instruments company.

In 2023, the Fund exited several small positions primarily because we thought our thesis was off-track, or for tax purposes. The Fund also reduced its position in ESI Group SA after the announcement of its acquisition by KeySight.

____________

[4]	Widely attributed to Charlie Munger. Accurate in spirit.
[5]	Kaufman, Peter. Poor Charlie’s Almanack – The Wit and Wisdom of Charles T. Munger, p. 74
[6]	Kaufman. Poor Charlie’s Almanack – The Wit and Wisdom of Charles T. Munger, p. 75
[7]	Kaufman. Poor Charlie’s Almanack – The Wit and Wisdom of Charles T. Munger, p. 74

Annual Report 2023

NEEDHAM GROWTH FUND – JOHN BARR AND CHRIS RETZLER, CO-PORTFOLIO MANAGERS
For the year ended December 31, 2023, the Fund’s Institutional (NEEIX) and Retail classes (NEEGX) returned 27.30% and 26.85%, respectively, outperforming the S&P MidCap 400’s 16.44%, the S&P 500’s 26.29% and the Russell 2000’s 16.93%.

Super Micro Computer, Inc. (SMCI) was the Fund’s leading contributor again in 2023.

Entegris, Inc. (ENTG) was the second leading contributor in 2023. Entegris supplies filters and chemicals used in advanced semiconductor manufacturing processes.  We believe semiconductors will continue to increase as a percentage of industrial output, and that Entegris’ filtration and specialty materials products will grow faster than the semiconductor industry.8  The stock suffered through the semiconductor downturn of 2023 and concern over the leverage used to purchase CMC Materials in 2022.  Entegris stock appreciated as the market anticipated the end of the downturn.

Nova, Ltd. (NVMI) makes equipment used to measure parameters throughout the semiconductor manufacturing process. We believe Nova gained market share in 2023 based on new optical, materials, and chemical metrology products, despite the semiconductor downturn.

KVH Industries was the leading detractor.

The Fund’s largest new positions in 2023 were Unisys and Carter’s.  The Fund’s largest additions to existing positions were Marvel (MRVL) and Alteryx.

The Fund’s largest exit was American Tower Corporation (AMT).  The Fund reduced positions in some of the longer-term, larger holdings, including PDF Solutions Inc. (PDFS), Thermo Fisher Scientific Inc. (TMO), Super Micro Computer, and Photronics Inc. (PLAB.)

Morningstar categorizes the Fund as Mid-Cap Growth.  Lipper categorizes it as Multi-Cap Core.  Our mission is to find companies that may be compounders over many years.

NEEDHAM SMALL CAP GROWTH FUND – CHRIS RETZLER, PORTFOLIO MANAGER
For the year ended December 31, 2023, the Fund’s Institutional (NESIX) and Retail classes (NESGX) returned 5.85% and 5.68%, respectively, underperforming the Russell 2000 Growth Index’s 16.93%.

In 2023, the Fund benefitted from its concentrated investments in Aspen Aerogels, Inc., Sumo Logic, Inc. (formerly SUMO), nLight, Inc. (LASR), Standard BioTools, Inc. (LAB), and Zuora, Inc. (ZUO).  The Fund’s top detractors in 2023 were ViewRay, Inc. (VRAYQ), Cambium Networks Corp. (CMBM), ADTRAN Holdings (ADTN), AXT, Inc. (AXTI), and Telos Corporation (TLS).

Throughout the second half of the year, the Fund increased its investment in Aspen Aerogels, Inc. (ASPN), a long-time portfolio holding.  The company manufactures aerogel-based insulation and benefits from the increased opportunity in EV battery technology and the increase in electric vehicles. We are excited about the future of its aerogel insulation within the electric vehicle industry and its accelerating customer demand, which we expect to continue for many years.

nLight, Inc. (LASR) is a fiber laser and direct energy laser manufacturer. It continues to shift sales away from China and build its market share globally. It is also developing its directed energy business that will be used for defense purposes. We expect accelerated sales from nLight over the next few years.

In December 2023, the Fund’s portfolio holding Alteryx (AYX) announced its acquisition by Clearlake Capital Group and Insight Partners. This is a perfect example of a management team that was improving operations but realized that it was more prudent to consolidate based on competitive circumstances. We hope for more transactions like this one in 2024.

The market volatility and small-cap multiple compression we experienced in the first half of 2023 began to abate in the last couple of months of the year.  The interest rate yield curve remains steeply inverted as the Federal Reserve fights inflation and slows economic activity.  Inflation is proving difficult to tame due to a variety of reasons, including supply constraints, component shortages, government regulations, energy supplies, food production costs, and transportation and logistics complications.  We expect inflation to continue declining in 2024.

As an asset class, small-cap growth stocks experienced continued volatility throughout 2023.  Wage pressures, logistics and transportation complications, higher commodity prices, and supply chain constraints continued to hamper earnings and forward guidance for many companies.  These trends hurt smaller companies that lack the buying power and operational flexibility of larger companies. Overall, continued supply chain dislocations and bloated inventory levels negatively impacted 2023 global growth. However, high inflation levels were reduced throughout the year.

Widespread semiconductor shortages had negative implications for many end markets, including automotive, medical, industrial, and defense.  However, supply chains have been recalibrated and disruptions have improved somewhat. We expect semiconductors and semiconductor capital equipment companies to continue their strong, long-term trends.

In August 2022, Congress passed the CHIPS and Science Act, which includes substantial funding and tax credits for domestic semiconductor production.  Funding will help accelerate semiconductor development within the U.S., which has lagged over the past decade, and will have enormous geopolitical benefits. The funding has been slow to trickle out so far, but we expect the pace to accelerate in 2024. We continue to like the semiconductor capital equipment industry, including portfolio holdings MKS Instruments, Inc. (MKSI), FormFactor, Inc. (FORM), and Veeco Instruments, Inc. (VECO). We like semiconductor manufacturers that are exposed to AI, automotive, industrial, and wireless infrastructure.

We believe technology remains a great area for long-term investment, and there are secular trends firmly in place to support the technology sector’s continued growth. Areas of long-term investment that we like are mobile electrification, communications infrastructure, artificial intelligence, cloud computing, wireless connectivity, software and security, and specialty material manufacturing. We also see opportunities in military modernization.

____________

[8]	https://www.regions.com/-/media/pdfs/AssetManagement-The-Semiconductor-Cycle.pdf?revision=1da76437-de80-4ebd-96f3-dc8ab8257328&la=en hash=414BE463A90E72789127F9AB4D334AAA

Needham Funds

After a challenging 2022, we were optimistic that the markets would stabilize in 2023, and they did until March when the regional bank failures caused a significant sell-off in small-cap stocks. The asset class slowly improved throughout the second quarter. Wage pressures, logistics and transportation complications, higher commodity prices, and supply chain constraints continued to hamper earnings and forward guidance for many companies. These trends hurt smaller companies that lack the buying power and operational flexibility of larger companies.

As we enter 2024, we expect volatility to remain elevated as investors digest data from a slowing economy. However, we believe a lot of the damage to the small-cap equity markets was done in 2022 and 2023.  Improved global growth and accelerating revenue prospects in the second half of 2024 should provide companies with leverage and drive improved earnings and cash flow. We expect the multi-year selloff and relative underperformance of small-cap stocks to provide long-term investors with opportunities to buy high-quality growth stocks at reasonable prices.  We will continue our strategy of investing in small-cap growth companies with good management teams, strong balance sheets, and the ability to generate cash flow and profits.

CLOSING
We believe the U.S. remains the best place in the world to invest, and we continue to see an opportunity to invest in small and mid-cap stocks.  Most importantly, we see a revolution happening in technology that continues to create investment opportunities.  We believe the reshoring of manufacturing in the U.S. will create investment opportunities.  We see opportunity in our strategy of investing in companies that we know well and that we believe are positioned with secular growth drivers.

We welcome our new investors and thank all of our investors for their continued support.  If you have any questions, thoughts, or concerns, please contact us at (800) 625-7071 or jbarr@needhamco.com and cretzler@needhamco.com.  For information about the Needham Funds, please visit our website at www.needhamfunds.com.

Sincerely,

Chris Retzler, Portfolio Manager	John O. Barr, Portfolio Manager

The information presented in this commentary is not intended as personalized investment advice and does not constitute a recommendation to buy or sell a particular security or other investments. Past performance is no guarantee of future results. The views of Needham Investment Management L.L.C., the Funds’ investment adviser (the “Adviser”), and the securities described in this report are as of December 31, 2023; these views and portfolio holdings may have changed subsequent to this date. The specific securities discussed may, in aggregate, represent only a small percentage of a Fund’s holdings. If a specific security discussed is not found in a Fund’s Schedule of Investments, it may have been held by the Fund during the period. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

This message is not an offer of the Needham Growth Fund, the Needham Aggressive Growth Fund or the Needham Small Cap Growth Fund. Shares are sold only through the currently effective prospectus. Please read the prospectus or summary prospectus carefully and consider the investment objectives, risks and charges and expenses of the Funds carefully before you invest. The prospectus and summary prospectus contain this and other information about the Funds and can be obtained on our website, www.needhamfunds.com or by contacting the Funds’ transfer agent U.S. Bancorp Fund Services LLC doing business as U.S. Bank Global Fund Services (“Fund Services”) at 1-800-625-7071.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than their original cost. Performance data quoted represents past performance, and does not guarantee future results. Current performance may be higher or lower than these results. Performance current to the most recent month-end may be obtained by calling our transfer agent at 1-800-625-7071. Total return figures include reinvestment of all dividends and capital gains.

All three of the Needham Funds have substantial exposure to small and micro capitalized companies. Funds holding smaller capitalized companies are subject to greater price fluctuation than those of larger companies. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Needham & Company, LLC, member FINRA/SIPC, is the distributor of The Needham Funds, Inc.

The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is a market-capitalization-weighted equity index that provides exposure to the entire U.S. stock market. The Russell 3000 Index tracks the performance of the 3,000 largest U.S.-traded stocks. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with relatively higher price-to-value ratios and higher forecasted growth values. Please see the disclaimer regarding these indexes under “Supplementary Information—Index Disclaimer” on page 43 of this report.

Annual Report 2023

NEEDHAM GROWTH FUND	Retail Class
Portfolio Characteristics (Unaudited)	Ticker Symbol: NEEGX

Institutional Class
Ticker Symbol: NEEIX

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The chart above assumes an initial gross investment of $10,000 made on January 1, 1996.

COMPARATIVE PERFORMANCE STATISTICS AS OF DECEMBER 31, 2023

	1	5	10	Since
	Year	Years	Years	Inception
Needham Growth Fund Retail Class(1)(2)	26.85%	16.71%	9.18%	12.44%
Needham Growth Fund Institutional Class(1)(3)	27.30%	17.24%	n/a	11.73%
S&P 500 Index(4)(5)	26.29%	15.69%	12.03%	9.61%(9)
S&P MidCap 400 Index(4)(6)	16.44%	12.62%	9.27%	11.08%(9)
Russell 2000 Index(4)(7)	16.93%	9.97%	7.16%	8.30%(9)

Top Ten Holdings*
(as a % of total investments, as of December 31, 2023)

		% of Total
Security		Investments
Super Micro Computer, Inc.	SMCI	9.55%
Entegris, Inc.	ENTG	7.69%
PDF Solutions, Inc.	PDFS	6.16%
Thermo Fisher Scientific, Inc.	TMO	5.86%
Aspen Aerogels, Inc.	ASPN	4.55%
Nova, Ltd.	NVMI	4.17%
CarMax, Inc.	KMX	3.65%
Parsons Corp.	PSN	3.30%
FormFactor, Inc.	FORM	3.19%
Photronics, Inc.	PLAB	3.09%

Top Ten Holdings = 51.21% of Total Investments

Sector Weightings*
(as a % of net investments, as of December 31, 2023)

Sector(10)	Long(11)	(Short)	Total(12)
Cash	1.5%	—	1.5%
Communication Services	4.8%	—	4.8%
Consumer Discretionary	5.2%	—	5.2%
Energy	0.7%	—	0.7%
Financials	0.2%	—	0.2%
Health Care	14.1%	—	14.1%
Industrials	8.4%	—	8.4%
Information Technology	60.4%	(0.1)%	60.3%
Materials	4.8%	—	4.8%

Needham Funds

NEEDHAM AGGRESSIVE GROWTH FUND	Retail Class
Portfolio Characteristics (Unaudited)	Ticker Symbol: NEAGX

Institutional Class
Ticker Symbol: NEAIX

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The chart above assumes an initial gross investment of $10,000 made on September 4, 2001.

COMPARATIVE PERFORMANCE STATISTICS AS OF DECEMBER 31, 2023

	1	5	10	Since
	Year	Years	Years	Inception
Needham Aggressive Growth Fund Retail Class(1)(2)	37.65%	24.49%	12.78%	11.39%
Needham Aggressive Growth Fund Institutional Class(1)(3)	38.37%	25.26%	n/a	16.16%
S&P 500 Index(4)(5)	26.29%	15.69%	12.03%	8.74%(9)
Russell 2000 Index(4)(7)	16.93%	9.97%	7.16%	8.24%(9)
Russell 2000 Growth Index(4)(8)	18.66%	9.22%	7.16%	7.87%(9)

Top Ten Holdings*
(as a % of total investments, as of December 31, 2023)

		% of Total
Security		Investments
Super Micro Computer, Inc.	SMCI	5.19%
Aspen Aerogels, Inc.	ASPN	4.24%
PDF Solutions, Inc.	PDFS	3.85%
Vertiv Holdings Co.	VRT	2.83%
Unisys Corp.	UIS	2.66%
Vishay Precision Group, Inc.	VPG	2.64%
Vicor Corp.	VICR	2.49%
Oil-Dri Corp. of America	ODC	2.29%
Nova, Ltd.	NVMI	2.23%
Entegris, Inc.	ENTG	1.93%

Top Ten Holdings =  30.35% of Total Investments

Sector Weightings*
(as a % of net investments, as of December 31, 2023)

Sector(10)	Long(11)	(Short)	Total(12)
Cash	22.0%	—	22.0%
Communication Services	0.3%	—	0.3%
Consumer Discretionary	5.9%	—	5.9%
Consumer Staples	2.3%	—	2.3%
Energy	0.9%	—	0.9%
Financials	0.7%	—	0.7%
Health Care	4.1%	—	4.1%
Industrials	14.9%	—	14.9%
Information Technology	40.2%	—	40.2%
Materials	8.4%	—	8.4%
Real Estate	0.4%	—	0.4%

Annual Report 2023

NEEDHAM SMALL CAP GROWTH FUND	Retail Class
Portfolio Characteristics (Unaudited)	Ticker Symbol: NESGX

Institutional Class
Ticker Symbol: NESIX

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The chart above assumes an initial gross investment of $10,000 made on May 22, 2002.

COMPARATIVE PERFORMANCE STATISTICS AS OF DECEMBER 31, 2023

	1	5	10	Since
	Year	Years	Years	Inception
Needham Small Cap Growth Fund Retail Class(1)(2)	5.68%	16.68%	10.70%	11.04%
Needham Small Cap Growth Fund Institutional Class(1)(3)(13)	5.85%	17.33%	n/a	13.23%
S&P 500 Index(4)(5)	26.29%	15.69%	12.03%	9.20%(9)
Russell 2000 Index(4)(7)	16.93%	9.97%	7.16%	8.19%(9)
Russell 2000 Growth Index(4)(8)	18.66%	9.22%	7.16%	8.23%(9)

Top Ten Holdings*
(as a % of total investments, as of December 31, 2023)

		% of Total
Security		Investments
Aspen Aerogels, Inc.	ASPN	12.62%
TTM Technologies, Inc.	TTMI	6.13%
MKS Instruments, Inc.	MKSI	4.57%
Alteryx, Inc.	AYX	4.47%
nLight, Inc.	LASR	4.43%
Zuora, Inc.	ZUO	4.40%
Vicor Corp.	VICR	4.29%
ADTRAN Holdings, Inc.	ADTN	4.16%
MaxLinear, Inc.	MXL	3.08%
FormFactor, Inc.	FORM	2.99%

Top Ten Holdings =  51.14% of Total Investments

Sector Weightings*
(as a % of net investments, as of December 31, 2023)

Sector(10)	Long(11)	(Short)	Total(12)
Cash	4.2%	—	4.2%
Consumer Discretionary	0.6%	—	0.6%
Health Care	2.0%	—	2.0%
Industrials	8.7%	—	8.7%
Information Technology	71.9%	—	71.9%
Materials	12.6%	—	12.6%

Needham Funds

Each Fund’s performance figures are for the period ended December 31, 2023. The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com or call 1-800-625-7071. The returns shown above are net of expenses. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and expense reimbursements, when they are necessary to keep the Fund’s total annual operating expenses at the expense cap currently in effect, total return would be reduced. Performance figures for periods greater than one year are annualized. For information about each index shown above, please see the notes below. The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

(1)	Investment results calculated after reinvestment of dividends.
(2)	The inception date of the Retail Class of each Fund was as follows: Needham Growth Fund – 1/1/96; Needham Aggressive Growth Fund – 9/4/01; and Needham Small Cap Growth Fund – 5/22/02.
(3)	The inception date of the Institutional Class of each Fund was 12/30/16.
(4)	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
(5)
The S&P 500 Index focuses on the large-cap sector of the market; however, since it includes a significant portion of the total value of the market, it also is considered representative of the market. Companies in the S&P 500 are considered leading companies in leading industries.

(6)
The S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies. The index seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

(7)
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. The Russell 2000 Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

(8)
The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

(9)
The return shown for the index is from the inception date of the Retail Class. The returns for the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Growth Index, and the Russell 2000 Index from the inception date of the Institutional Class are 13.41%, 9.37%, 8.07%, and 7.33%, respectively.

(10)	These categories represent broad market sectors. Refer to the Schedule of Investments for a more detailed categorization by industry.
(11)	Percentage of total investments includes all stocks, plus cash.
(12)	Net exposure represents the difference between the long exposure and the short exposure, which produces the net investment exposure.
(13)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
*	Current portfolio holdings may not be indicative of future portfolio holdings.

Annual Report 2023

Disclosure of Fund Expenses (Unaudited)

The following expense table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur transactional costs and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of a six-month period and held for the entire period. The expense example table below illustrates your fund’s cost in two ways:

•
Actual Expenses.  This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading entitled “Expenses Paid During Period”.

•
Hypothetical Expenses on a 5% Return.  This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Needham Funds

For the Period July 1, 2023 to December 31, 2023 (Unaudited)
 Expense Example Table

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period*
	7/1/23	12/31/23	7/1/23 – 12/31/23	7/1/23 – 12/31/23
Needham Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,026.20	$8.97	1.76%
Retail Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,016.35	$8.93	1.76%
Institutional Class Actual Expenses	$1,000.00	$1,027.80	$7.16	1.40%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Needham Aggressive Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,081.20	$9.70	1.85%
Retail Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Institutional Class Actual Expenses	$1,000.00	$1,084.40	$6.20	1.18%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,019.26	$6.01	1.18%

Needham Small Cap Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,028.20	$9.46	1.85%
Retail Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Institutional Class Actual Expenses	$1,000.00	$1,030.90	$6.04	1.18%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied 184/365 (to reflect the one-half-year period).

Annual Report 2023

Needham Growth Fund
Schedule of Investments
December 31, 2023

	Shares	Value

Common Stocks – 98.4%

Aerospace & Defense – 0.1%
Huntington Ingalls Industries, Inc.	750	$194,730

Biotechnology – 0.9%
G1 Therapeutics, Inc.(a)	35,000	106,750
Gilead Sciences, Inc.	14,000	1,134,140
		1,240,890

Chemicals – 4.6%
Aspen Aerogels, Inc.(a)	425,000	6,706,500

Commercial Services & Supplies – 1.5%
Clean Harbors, Inc.(a)	12,200	2,129,022

Communications Equipment – 3.0%
ADTRAN Holdings, Inc.	145,000	1,064,300
Cambium Networks Corp.(a)	98,000	588,000
KVH Industries, Inc.(a)(b)	490,000	2,577,400
ViaSat, Inc.(a)(b)	7,500	209,625
		4,439,325

Construction Materials – 0.2%
CRH PLC (Ireland)	5,000	345,800

Diversified Consumer Services – 0.6%
Bright Horizons Family Solutions, Inc.(a)	10,000	942,400

Electrical Equipment – 2.9%
nVent Electric PLC (Ireland)	5,000	295,450
Vicor Corp.(a)	90,000	4,044,600
		4,340,050

Electronic Equipment, Instruments & Components – 4.6%
Cognex Corp.	8,900	371,486
Coherent Corp.(a)	28,000	1,218,840
Corning, Inc.	40,000	1,218,000
nLight, Inc.(a)	135,000	1,822,500
TTM Technologies, Inc.(a)	53,500	845,835
Vishay Intertechnology, Inc.	55,000	1,318,350
		6,795,011

Health Care Equipment & Supplies – 4.1%
Becton Dickinson & Co.	18,250	4,449,898
Medtronic PLC (Ireland)	20,000	1,647,600
		6,097,498

Health Care Providers & Services – 1.9%
Laboratory Corp. of America Holdings	8,800	2,000,152
Quest Diagnostics, Inc.	5,500	758,340
		2,758,492

Hotels, Restaurants & Leisure – 0.0%(c)
Vacasa, Inc. – Class A(a)	8,043	65,953

Industrial Conglomerates – 0.4%
Honeywell International, Inc.	2,500	524,275

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Schedule of Investments (Continued)
December 31, 2023

	Shares	Value

Common Stocks – Continued

Insurance – 0.2%
Markel Group, Inc.(a)	200	$283,980

Interactive Media & Services – 0.5%
Alphabet, Inc. – Class A(a)	5,000	698,450

IT Services – 4.2%
Akamai Technologies, Inc.(a)	33,000	3,905,550
Unisys Corp.(a)	415,000	2,332,300
		6,237,850

Life Sciences Tools & Services – 7.3%
Bruker Corp.	8,250	606,210
CryoPort, Inc.(a)	50,000	774,500
Fortrea Holdings, Inc.(a)	20,750	724,175
Thermo Fisher Scientific, Inc.	16,250	8,625,337
		10,730,222

Media – 4.3%
Comcast Corp. – Class A	70,000	3,069,500
The Trade Desk, Inc. – Class A(a)	45,000	3,238,200
		6,307,700

Oil, Gas & Consumable Fuels – 0.7%
Chevron Corp.	5,000	745,800
Navigator Holdings, Ltd. (Marshall Islands)	20,000	291,000
		1,036,800

Professional Services – 3.3%
Parsons Corp.(a)	77,500	4,860,025

Semiconductors & Semiconductor Equipment – 35.7%(d)
Analog Devices, Inc.	10,000	1,985,600
Applied Materials, Inc.	9,000	1,458,630
ASML Holding NV (Netherlands)	2,250	1,703,070
AXT, Inc.(a)	300,000	720,000
Entegris, Inc.	94,500	11,322,989
FormFactor, Inc.(a)	112,500	4,692,375
Lam Research Corp.	2,500	1,958,150
Marvell Technology, Inc.	33,250	2,005,308
MKS Instruments, Inc.	22,500	2,314,575
Nova, Ltd. (Israel)(a)	44,750	6,148,203
PDF Solutions, Inc.(a)(b)	282,500	9,079,549
Photronics, Inc.(a)	144,950	4,547,082
SiTime Corp.(a)	11,000	1,342,880
Teradyne, Inc.	5,250	569,730
Veeco Instruments, Inc.(a)	90,000	2,792,700
		52,640,841

Software – 2.0%
Altair Engineering, Inc. – Class A(a)	19,300	1,624,095
Alteryx, Inc. – Class A(a)	21,050	992,718
Klaviyo, Inc. – Class A(a)	10,000	277,800
		2,894,613

See accompanying notes to financial statements.

Annual Report 2023

Needham Growth Fund
Schedule of Investments (Continued)
December 31, 2023

	Shares	Value

Common Stocks – Continued

Specialty Retail – 3.6%
CarMax, Inc.(a)	70,000	$5,371,800

Technology Hardware, Storage & Peripherals – 10.7%
Apple, Inc.	6,750	1,299,578
Hewlett Packard Enterprise Co.	27,500	466,950
Super Micro Computer, Inc.(a)(b)	49,500	14,070,869
		15,837,397

Textiles, Apparel & Luxury Goods – 0.9%
Carter’s, Inc.	17,250	1,291,853

Trading Companies & Distributors – 0.2%
Air Lease Corp.	7,500	314,550
Total Common Stocks
(Cost $54,126,253)		145,086,027

Short-Term Investments – 1.5%

Money Market Fund – 1.5%
Dreyfus Treasury Securities Cash Management – Class Institutional, 5.25%(e)	2,208,180	2,208,180
Total Short-Term Investments
(Cost $2,208,180)		2,208,180
Total Investments – 99.9%
(Cost $56,334,433)		147,294,207
Other Assets in Excess of Liabilities – 0.1%		89,671
Total Net Assets – 100.0%		$147,383,878

Percentages are stated as a percent of net assets.
Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of security has been pledged as collateral for securities sold short. The total value of assets committed as collateral as of December 31, 2023 is $2,989,625.
(c)	Represents less than 0.05% of net assets.
(d)	As of December 31, 2023, the Fund had a significant portion of its assets invested in Semiconductors & Semiconductor Equipment.
(e)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PLC – Public Limited Company

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Schedule of Securities Sold Short
December 31, 2023

	Shares	Value
Securities Sold Short – (0.1)%
Software – (0.1)%
Digimarc Corp.(a)	(2,117)	$(76,466)
Total Securities Sold Short
(Proceeds $55,338)		(76,466)

(a)	Non-income producing security.

Allocation of Portfolio Holdings by Country as of December 31, 2023
(% of Investments)

United States^	92.9%
Israel	4.2%
Ireland	1.6%
Netherlands	1.1%
Marshall Islands	0.2%
100.0%

^	United States allocation includes Short-Term Investment-Money Market Fund of 1.5%.

See accompanying notes to financial statements.

Annual Report 2023

Needham Aggressive Growth Fund
Schedule of Investments
December 31, 2023

	Shares	Value

Common Stocks – 77.7%

Aerospace & Defense – 0.5%
Huntington Ingalls Industries, Inc.	8,000	$2,077,120

Biotechnology – 0.1%
G1 Therapeutics, Inc.(a)	70,000	213,500

Building Products – 0.3%
Alpha Pro Tech, Ltd.(a)	220,000	1,163,800

Chemicals – 6.2%
Aspen Aerogels, Inc.(a)	1,065,000	16,805,700
Core Molding Technologies, Inc.(a)	95,000	1,760,350
Mativ Holdings, Inc.	200,000	3,062,000
Northern Technologies International Corp.	260,000	3,062,800
		24,690,850

Commercial Services & Supplies – 1.7%
ACV Auctions, Inc. – Class A(a)	86,500	1,310,475
Clean Harbors, Inc.(a)	31,500	5,497,065
		6,807,540

Communications Equipment – 1.5%
ADTRAN Holdings, Inc.	315,000	2,312,100
Cambium Networks Corp.(a)	31,800	190,800
KVH Industries, Inc.(a)	658,750	3,465,025
		5,967,925

Construction & Engineering – 0.9%
Matrix Service Co.(a)	355,000	3,471,900

Construction Materials – 2.1%
CRH PLC (Ireland)	20,000	1,383,200
Smith-Midland Corp.(a)	180,000	7,110,000
		8,493,200

Distributors – 0.2%
Educational Development Corp.(a)(b)	560,000	649,600

Diversified Consumer Services – 1.3%
Bright Horizons Family Solutions, Inc.(a)	57,500	5,418,800

Electrical Equipment – 7.2%
nVent Electric PLC (Ireland)	26,000	1,536,340
Thermon Group Holdings, Inc.(a)	192,500	6,269,725
Vertiv Holdings Co. – Class A	233,500	11,215,005
Vicor Corp.(a)	220,000	9,886,800
		28,907,870

Electronic Equipment, Instruments & Components – 7.0%
Arlo Technologies, Inc.(a)	240,000	2,284,800
Cognex Corp.	50,000	2,087,000
FARO Technologies, Inc.(a)	290,000	6,533,700
nLight, Inc.(a)	460,000	6,210,000
VIA Optronics AG (Germany) – ADR(a)	100,000	78,110
Vishay Precision Group, Inc.(a)	307,500	10,476,525
		27,670,135

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
December 31, 2023

	Shares	Value

Common Stocks – Continued

Health Care Equipment & Supplies – 1.5%
LeMaitre Vascular, Inc.	38,500	$2,185,260
Omnicell, Inc.(a)	55,000	2,069,650
Precision Optics Corp, Inc.(a)	300,000	1,848,000
		6,102,910

Health Care Providers & Services – 0.8%
Laboratory Corp. of America Holdings	12,300	2,795,667
Quest Diagnostics, Inc.	3,000	413,640
		3,209,307

Hotels, Restaurants & Leisure – 0.9%
Genius Sports Ltd. (Guernsey)(a)	525,000	3,244,500
Vacasa, Inc. – Class A(a)	38,680	317,176
		3,561,676

Household Products – 2.3%
Oil-Dri Corp. of America	135,500	9,089,340

Insurance – 0.7%
Markel Group, Inc.(a)	1,950	2,768,805

Interactive Media & Services – 0.1%
Illumin Holdings, Inc. (Canada)(a)	200,000	239,991

IT Services – 4.1%
Akamai Technologies, Inc.(a)(c)	21,000	2,485,350
Research Solutions, Inc.(a)	1,275,000	3,315,000
Unisys Corp.(a)	1,875,000	10,537,500
		16,337,850

Life Sciences Tools & Services – 1.7%
Bruker Corp.	51,000	3,747,480
CryoPort, Inc.(a)	110,000	1,703,900
Fortrea Holdings, Inc.(a)	35,000	1,221,500
		6,672,880

Machinery – 0.1%
Westinghouse Air Brake Technologies Corp.	3,000	380,700

Media – 0.2%
The Trade Desk, Inc. – Class A(a)	12,000	863,520

Oil, Gas & Consumable Fuels – 0.9%
Adams Resources & Energy, Inc.(b)	137,000	3,586,660

Professional Services – 3.5%
Asure Software, Inc.(a)	325,000	3,094,000
CRA International, Inc.	51,500	5,090,775
Parsons Corp.(a)	88,500	5,549,835
		13,734,610

See accompanying notes to financial statements.

Annual Report 2023

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
December 31, 2023

	Shares	Value

Common Stocks – Continued

Semiconductors & Semiconductor Equipment – 14.0%
ASML Holding NV (Netherlands)	2,700	$2,043,684
AXT, Inc.(a)	125,000	300,000
Entegris, Inc.	64,000	7,668,480
FormFactor, Inc.(a)	100,000	4,171,000
MKS Instruments, Inc.	40,000	4,114,800
Nova, Ltd. (Israel)(a)	64,500	8,861,655
PDF Solutions, Inc.(a)	475,000	15,266,499
Photronics, Inc.(a)	234,000	7,340,580
SiTime Corp.(a)	6,000	732,480
Teradyne, Inc.	5,500	596,860
Veeco Instruments, Inc.(a)	145,000	4,499,350
		55,595,388
Software – 7.2%
Altair Engineering, Inc. – Class A(a)	65,500	5,511,825
Alteryx, Inc. – Class A(a)	115,000	5,423,400
American Software Inc. – Class A	425,000	4,802,500
Arteris, Inc.(a)	600,000	3,534,000
Copperleaf Technologies, Inc. (Canada)(a)	265,300	1,209,322
ESI Group (France)(a)	38,100	6,477,303
GSE Systems, Inc.(a)(b)	75,000	153,750
Klaviyo, Inc. – Class A(a)	52,500	1,458,450
		28,570,550

Real Estate Investment Trusts (REITs) – 0.4%
Equinix, Inc.	2,100	1,691,319

Specialty Retail – 2.1%
CarMax, Inc.(a)	53,000	4,067,220
ThredUp, Inc. – Class A(a)	1,902,500	4,280,625
		8,347,845

Technology Hardware, Storage & Peripherals – 6.3%
Apple, Inc.	24,000	4,620,720
Super Micro Computer, Inc.(a)(c)	72,500	20,608,850
		25,229,570

Textiles, Apparel & Luxury Goods – 1.3%
Allbirds, Inc. – Class A(a)	50,000	61,250
Carter’s, Inc.	70,000	5,242,300
		5,303,550

Trading Companies & Distributors – 0.6%
Transcat, Inc.(a)	23,500	2,569,255

Total Common Stocks
(Cost $214,061,676)		309,387,966

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
December 31, 2023

	Shares	Value
Short-Term Investments – 22.0%

Money Market Fund – 22.0%
Dreyfus Treasury Securities Cash Management – Class Institutional, 5.25%(d)	87,344,287	$87,344,287
Total Short-Term Investments
(Cost $87,344,287)		87,344,287
Total Investments – 99.7%
(Cost $301,405,963)		396,732,253
Other Assets in Excess of Liabilities – 0.3%		1,352,189
Total Net Assets – 100.0%		$398,084,442

Percentages are stated as a percent of net assets.
Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 11 of the Financial Statements.
(c)	Security position is either entirely or partially held in a segregated account. The aggregated total market value as of December 31, 2023 is $1,420,750.
(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.

ADR – American Depositary Receipt
PLC – Public Limited Company

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Allocation of Portfolio Holdings by Country as of December 31, 2023
(% of Investments)

United States^	93.8%
Israel	2.2%
France	1.6%
Guernsey	0.8%
Ireland	0.7%
Netherlands	0.5%
Canada	0.4%
Germany*	0.0%
100.0%

^	United States allocation includes Short-Term Investment-Money Market Fund of 22.0%.
*	Value is less than 0.05%,

See accompanying notes to financial statements.

Annual Report 2023

Needham Small Cap Growth Fund
Schedule of Investments
December 31, 2023

	Shares	Value
Common Stocks – 96.6%

Aerospace & Defense – 0.9%
Mercury Systems, Inc.(a)	40,000	$1,462,800

Chemicals – 12.7%
Aspen Aerogels, Inc.(a)	1,340,200	21,148,356

Communications Equipment – 16.6%
ADTRAN Holdings, Inc.	950,000	6,973,000
Cambium Networks Corp.(a)	737,500	4,425,000
Ciena Corp.(a)	50,000	2,250,500
Harmonic, Inc.(a)	350,000	4,564,000
Infinera Corp.(a)	800,000	3,800,000
KVH Industries, Inc.(a)	492,500	2,590,550
Lumentum Holdings, Inc.(a)	20,000	1,048,400
ViaSat, Inc.(a)	70,000	1,956,500
		27,607,950

Electrical Equipment – 7.0%
Generac Holdings, Inc.(a)	35,000	4,523,400
Vicor Corp.(a)	159,900	7,185,906
		11,709,306

Electronic Equipment, Instruments & Components – 18.5%
Advanced Energy Industries, Inc.	17,082	1,860,571
Cognex Corp.	42,100	1,757,254
Coherent Corp.(a)	10,000	435,300
FARO Technologies, Inc.(a)	20,000	450,600
Frequency Electronics, Inc.	322,500	3,531,375
nLight, Inc.(a)(e)	550,000	7,425,000
Rogers Corp.(a)	20,000	2,641,400
TTM Technologies, Inc.(a)	650,000	10,276,500
Vishay Precision Group, Inc.(a)	70,000	2,384,900
		30,762,900

Hotels, Restaurants & Leisure – 0.6%
Vail Resorts, Inc.	5,000	1,067,350

IT Services – 3.4%
BigCommerce Holdings, Inc.(a)	400,000	3,892,000
Unisys Corp.(a)	300,000	1,686,000
		5,578,000

Life Sciences Tools & Services – 2.1%
CryoPort, Inc.(a)	65,000	1,006,850
Standard BioTools, Inc.(a)	1,090,000	2,408,900
		3,415,750

Machinery – 0.8%
Chart Industries, Inc.(a)	10,000	1,363,300

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
December 31, 2023

	Shares	Value
Common Stocks – Continued

Semiconductors & Semiconductor Equipment – 19.9%
Allegro MicroSystems, Inc.(a)	45,000	$1,362,150
AXT, Inc.(a)	1,500,000	3,600,000
FormFactor, Inc.(a)	120,000	5,005,200
Ichor Holdings Ltd.(a)	47,500	1,597,425
Marvell Technology, Inc.	12,500	753,875
MaxLinear, Inc.(a)	217,500	5,169,975
MKS Instruments, Inc.	74,500	7,663,816
PDF Solutions, Inc.(a)	105,000	3,374,700
Ultra Clean Holdings, Inc.(a)	57,500	1,963,050
Veeco Instruments, Inc.(a)	85,000	2,637,550
		33,127,741

Software – 12.0%
Altair Engineering, Inc. – Class A(a)	10,000	841,500
Alteryx, Inc. – Class A(a)	158,800	7,489,008
Arteris, Inc.(a)	410,000	2,414,900
Yext, Inc.(a)	300,000	1,767,000
Zuora, Inc. – Class A(a)	785,000	7,379,000
		19,891,408

Technology Hardware, Storage & Peripherals – 2.1%
Intevac, Inc.(a)	145,000	626,400
Pure Storage, Inc. – Class A(a)	80,000	2,852,800
		3,479,200

Total Common Stocks
(Cost $155,450,397)		160,614,061

	Contracts

Warrants – 0.0%(b)
Agile Therapeutics, Inc.(a)(c)	88	16
Total Warrants
(Cost $1,750)		16

See accompanying notes to financial statements.

Annual Report 2023

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
December 31, 2023

	Shares	Value
Short-Term Investments – 4.2%

Money Market Fund – 4.2%
Dreyfus Treasury Securities Cash Management – Class Institutional, 5.25%(d)	6,981,001	6,981,001

Total Short-Term Investments
(Cost $6,981,001)		6,981,001
Total Investments – 100.8%
(Cost $162,433,148)		167,595,078
Liabilities In Excess of Other Assets – (0.8)%		(1,297,665)
Total Net Assets – 100.0%		$166,297,413

Percentages are stated as a percent of net assets.
Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting through its Valuation Committee. These securities represented $16 or 0.0% of net assets as of December 31, 2023.

(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(e)	Security position is either entirely or partially held in a segregated account. The aggregated total market value as of December 31, 2023 is $1,350,000..

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Allocation of Portfolio Holdings by Country as of December 31, 2023
(% of Investments)

United States^	100.0%
100.0%

^	United States allocation includes Short-Term Investment-Money Market Fund of 4.2%.

See accompanying notes to financial statements.

Needham Funds

Statements of Assets and Liabilities
December 31, 2023

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Assets
Investments, at Value
Unaffiliated Securities (Cost $56,334,433, $292,786,125, $159,020,757)	$147,294,207	$392,342,243	$163,437,303
Affiliated Securities, (Cost $—, $8,619,838, $3,412,391)	—	4,390,010	4,157,775
Receivables:
Deposit with Broker for Securities Sold Short	284,712	—	—
Dividends and Interest	47,867	403,143	56,380
Fund Shares Sold	186,993	5,089,609	368,467
Investment Securities Sold	—	36,592	6
Prepaid Expenses	31,711	107,608	34,557
Total Assets	147,845,490	402,369,205	168,054,488

Liabilities
Securities Sold Short, at Value
(Proceeds $55,338, $—, $—)	76,466	—	—
Payables:
Investment Securities Purchased	—	2,690,812	945,973
Fund Shares Redeemed	134,021	1,136,635	503,190
Due to Adviser	148,943	277,017	186,128
Distribution Fees	15,325	28,465	6,681
Administration and Accounting Fees	26,041	47,568	26,285
Transfer Agent Fees	8,760	22,614	25,413
Audit and Tax Fees	34,080	64,335	34,414
Directors’ Fees	2,871	6,154	3,113
Accrued Expenses and Other Liabilities	15,105	11,163	25,878
Total Liabilities	461,612	4,284,763	1,757,075
Net Assets	$147,383,878	$398,084,442	$166,297,413

Retail Class Shares
Net Assets	74,277,102	143,771,892	45,582,691
Shares Issued and Outstanding $0.001 Par Value
(Authorized 800,000,000,100,000,000 and 100,000,000 respectively)	1,342,303	3,552,782	2,783,616
Net Asset Value and Offering Price Per Share	$55.34	$40.47	$16.38

Institutional Class Shares
Net Assets	73,106,776	254,312,550	120,714,722
Shares Issued and Outstanding $0.001 Par Value
(Authorized 800,000,000,100,000,000 and 100,000,000 respectively)	1,268,542	5,981,709	6,950,010
Net Asset Value and Offering Price Per Share	$57.63	$42.52	$17.37

Components of Net Assets
Paid-in Capital	56,700,592	305,794,498	238,764,962
Distributable Earnings	90,683,286	92,289,944	(72,467,549)
Total Net Assets	$147,383,878	$398,084,442	$166,297,413

See accompanying notes to financial statements.

Annual Report 2023

Statements of Operations
For the year ended December 31, 2023

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Investment Income
Dividend Income from unaffiliated securities	$675,312	$637,123	$256,383
(net of foreign withholding tax of $2,174, $2,416, $—)
Dividend Income from affiliated securities	—	109,200	—
Interest	261,964	2,312,961	2,009,889
Total Investment Income	937,276	3,059,284	2,266,272

Expenses
Investment Advisory Fees	1,660,669	2,798,139	2,119,763
Distribution Fees	170,485	215,519	132,572
Administration and Accounting Fees	160,627	239,897	202,606
Audit and Tax Fees	31,057	75,869	23,644
Chief Compliance Officer Fees	9,494	15,293	11,894
Custodian Fees	9,334	23,196	17,260
Directors’ Fees	11,347	17,097	13,368
Dividend Expense(1)	35	—	130
Filing Fees	36,269	57,483	60,078
Legal Fees	2,760	24,878	10,560
Printing Fees	8,837	13,942	21,869
Transfer Agent Fees	56,124	112,558	146,712
Other Expenses	24,207	31,056	42,924
Total Expenses	2,181,245	3,624,927	2,803,380
Fees Waived by Investment Adviser	(63,757)	(486,365)	(490,522)
Fees Recouped by Investment Adviser	—	30,657	18,315
Net Expenses	2,117,488	3,169,219	2,331,173
Net Investment Loss	(1,180,212)	(109,935)	(64,901)

Net Realized / Unrealized Gain (Loss) from Investments,
Securities Sold Short, Foreign Currency Transactions and Translations
Net Realized Gain (Loss) from Unaffiliated Securities	287,880	(1,796,443)	(38,667,524)
Net Realized Loss from Affiliated Securities	—	(1,295,722)	(498,495)
Net Realized Gain from Securities Sold Short	87,360	12,923	275,383
Net Realized Gain from Foreign Currency Transactions and Translations	—	25,304	—
Change in Unrealized Depreciation on Investments and Securities Sold Short	31,601,642	71,218,705	48,175,359
Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	—	(2,155,261)	777,897
Change in Unrealized Appreciation on Foreign Currency Transactions and Translations	—	(1)	—
Net Realized / Unrealized Gain from Investments,
Securities Sold Short, Foreign Currency Transactions and Currency	31,976,882	66,009,505	10,062,620
Change in Net Assets Resulting from Operations	$30,796,670	$65,899,570	$9,997,719

(1)	Expense related to short selling activities.

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Change in Net Assets
Operations:
Net Investment Loss	$(1,180,212)	$(1,622,783)
Net Realized Gain from Investments, Securities Sold Short,
Foreign Currency Transactions, and Currency	375,240	(561,686)
Net Change in Unrealized Appreciation on Investments,
Securities Sold Short, Foreign Currency Translations	31,601,642	(65,440,863)
Change in Net Assets Resulting from Operations	30,796,670	(67,625,332)

Distributions:
Retail Class	—	(1,112,516)
Institutional Class	—	(1,008,195)
Total Distributions	—	(2,120,711)

Capital Transactions:
Retail Class:
Shares Issued	6,656,953	3,103,586
Shares Issued in Reinvestment of Distribution	—	1,046,663
Shares Exchanged for/(with) Institutional Class Shares	3,378	(329,331)
Shares Redeemed	(10,295,853)	(8,542,497)
Institutional Class:
Shares Issued	11,344,186	12,533,645
Shares Issued in Reinvestment of Distribution	—	975,002
Shares Issued in Exchange for Retail Class Shares	(3,378)	329,331
Shares Redeemed	(11,677,683)	(35,719,878)
Total Change in Net Assets from Capital Transactions	(3,972,397)	(26,603,479)

Change in Net Assets	26,824,273	(96,349,522)

Total Net Assets
Beginning of Year	120,559,605	216,909,127
End of Year	$147,383,878	$120,559,605

Share Transaction:
Retail Class:
Number of Shares Issued	125,873	57,289
Number of Shares Reinvested	—	23,584
Number of Shares Exchanged for Institutional Class Shares	(82)	(6,573)
Number of Shares Redeemed	(207,200)	(165,817)
Change in Retail Class Shares	(81,409)	(91,517)
Institutional Class:
Number of Shares Issued	206,499	228,548
Number of Shares Reinvested	—	21,182
Number of Shares Issued in Exchange for Retail Class Shares	79	6,351
Number of Shares Redeemed	(229,045)	(638,226)
Change in Institutional Class Shares	(22,467)	(382,145)
Total Change in Shares	(103,876)	(473,662)

See accompanying notes to financial statements.

Annual Report 2023

Needham Aggressive Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Change in Net Assets
Operations:
Net Investment Loss	$(109,935)	$(1,381,891)
Net Realized Gain from Investments, Securities Sold Short,
Foreign Currency Transactions, and Currency	(3,053,938)	1,252,127
Net Change in Unrealized Appreciation on Investments,
Securities Sold Short, Foreign Currency Translations	69,063,443	(47,417,967)
Change in Net Assets Resulting from Operations	65,899,570	(47,547,731)

Distributions:
Retail Class	—	—
Institutional Class	—	—
Total Distributions	—	—

Capital Transactions:
Retail Class:
Shares Issued	88,732,423	32,589,452
Shares Issued in Reinvestment of Distribution	—	—
Shares Exchanged for/(with) Institutional Class Shares	(724,885)	(738,424)
Shares Redeemed	(25,191,895)	(19,962,515)
Capital Contribution	83,012	—
Institutional Class:
Shares Issued	185,957,962	75,218,012
Shares Issued in Reinvestment of Distribution	—	—
Shares Issued in Exchange for Retail Class Shares	724,885	738,424
Shares Redeemed	(52,315,934)	(45,755,366)
Total Change in Net Assets from Capital Transactions	197,265,568	42,089,583

Change in Net Assets	263,165,138	(5,458,148)

Total Net Assets
Beginning of Year	134,919,304	140,377,452
End of Year	$398,084,442	$134,919,304

Share Transaction:
Retail Class:
Number of Shares Issued	2,405,751	962,894
Number of Shares Reinvested	—	—
Number of Shares Exchanged for Institutional Class Shares	(20,178)	(23,793)
Number of Shares Redeemed	(704,459)	(635,372)
Change in Retail Class Shares	1,681,114	303,729
Institutional Class:
Number of Shares Issued	4,784,150	2,160,212
Number of Shares Reinvested	—	—
Number of Shares Issued in Exchange for Retail Class Shares	19,251	22,856
Number of Shares Redeemed	(1,421,695)	(1,406,449)
Change in Institutional Class Shares	3,381,706	776,619
Total Change in Shares	5,062,820	1,080,348

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Change in Net Assets
Operations:
Net Investment Loss	$(64,901)	$(2,101,991)
Net Realized Gain from Investments, Securities Sold Short,
Foreign Currency Transactions, and Currency	(38,890,636)	(38,149,724)
Net Change in Unrealized Appreciation on Investments,
Securities Sold Short, Foreign Currency Translations	48,953,256	(43,233,707)
Change in Net Assets Resulting from Operations	9,997,719	(83,485,422)

Distributions:
Retail Class	—	(2,436,435)
Institutional Class	—	(5,043,317)
Total Distributions	—	(7,479,752)

Capital Transactions:
Retail Class:
Shares Issued	11,019,549	23,274,194
Shares Issued in Reinvestment of Distribution	—	2,249,936
Shares Exchanged for/(with) Institutional Class Shares	(1,472,570)	(355,490)
Shares Redeemed	(24,468,737)	(44,181,952)
Capital Contribution	210,184	—
Institutional Class:
Shares Issued	49,505,590	89,867,190
Shares Issued in Reinvestment of Distribution	—	4,912,810
Shares Issued in Exchange for Retail Class Shares	1,472,570	355,490
Shares Redeemed	(76,599,573)	(75,209,316)
Total Change in Net Assets from Capital Transactions	(40,332,987)	912,862

Change in Net Assets	(30,335,268)	(90,052,312)

Total Net Assets
Beginning of Year	196,632,681	286,684,993
End of Year	$166,297,413	$196,632,681

Share Transaction:
Retail Class:
Number of Shares Issued	679,814	1,274,649
Number of Shares Reinvested	—	147,827
Number of Shares Exchanged for Institutional Class Shares	(95,196)	(22,360)
Number of Shares Redeemed	(1,611,409)	(2,454,992)
Change in Retail Class Shares	(1,026,791)	(1,054,876)
Institutional Class:
Number of Shares Issued	3,258,480	4,829,226
Number of Shares Reinvested	—	305,333
Number of Shares Issued in Exchange for Retail Class Shares	89,791	21,248
Number of Shares Redeemed	(4,787,158)	(3,914,928)
Change in Institutional Class Shares	(1,438,887)	1,240,879
Total Change in Shares	(2,465,678)	186,003

See accompanying notes to financial statements.

Annual Report 2023

Needham Growth Fund
Financial Highlights

	Retail Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$43.63	$66.90	$55.89	$41.99	$33.04
Investment Operations
Net Investment Loss	(0.53)	(0.67)	(0.89)	(0.56)	(0.48)
Net Realized and Unrealized Gain (Loss) on Investments	12.24	(21.82)	16.53	17.66	14.18
Total from Investment Operations	11.71	(22.49)	15.64	17.10	13.70

Less Distributions
Net Realized Gains	—	(0.78)	(4.63)	(3.20)	(4.75)
Total Distributions	—	(0.78)	(4.63)	(3.20)	(4.75)

Net Asset Value, End of Year	$55.34	$43.63	$66.90	$55.89	$41.99

Total Return	26.85%	(33.66)%	27.68%	41.59%	42.31	%(1)
Net Assets, End of Year (000’s)	$74,277	$62,117	$101,366	$82,628	$65,526
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.78%	1.85%	1.78%	1.85%	1.98%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)(2)	1.78%	1.85%	1.78%	1.85%	1.95%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.78%	1.85%	1.78%	1.83%	2.01%
Ratio of Net Investment Loss to Average Net Assets	(1.07)%	(1.34)%	(1.40)%	(1.23)%	(1.21)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(1.07)%	(1.34)%	(1.40)%	(1.21)%	(1.24)%
Portfolio turnover rate	9%	14%	15%	15%	13%

(1)	The return reflects the actual performance for the year and does not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
(2)
The Adviser has contractually agreed to waive its fee and, if necessary, reimburse expenses of the Fund until May 1, 2024 to the extent Total Annual Fund Operating Expenses exceed 1.95% of the average daily net assets of the Retail Class shares of the Fund (“Expense Cap”). For a period of up to 36 months from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Fund fees waived and expenses reimbursed to the extent that such recover would not cause the Total Annual Fund Operating Expenses of the Fund to exceed the lesser of the Expense Cap in effect (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment.

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Financial Highlights

	Institutional Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$45.27	$69.06	$57.36	$42.83	$33.45
Investment Operations
Net Investment Loss	(0.36)	(0.47)	(0.68)	(0.36)	(0.26)
Net Realized and Unrealized Gain (Loss) on Investments	12.72	(22.54)	17.01	18.09	14.39
Total from Investment Operations	12.36	(23.01)	16.33	17.73	14.13

Less Distributions
Net Realized Gains	—	(0.78)	(4.63)	(3.20)	(4.75)
Total Distributions	—	(0.78)	(4.63)	(3.20)	(4.75)

Net Asset Value, End of Year	$57.63	$45.27	$69.06	$57.36	$42.83

Total Return	27.30%	(33.34)%	28.18%	42.24%	43.13%
Net Assets, End of Year (000’s)	$73,107	$58,441	$115,543	$58,046	$44,959
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.40%	1.40%	1.40%	1.40%	1.43%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)(1)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.50%	1.58%	1.50%	1.58%	1.73%
Ratio of Net Investment Loss to Average Net Assets	(0.69)%	(0.90)%	(1.02)%	(0.77)%	(0.65)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(0.79)%	(1.08)%	(1.12)%	(0.96)%	(0.95)%
Portfolio turnover rate	9%	14%	15%	15%	13%

(1)
The Adviser has contractually agreed to waive its fee and, if necessary, reimburse expenses of the Fund until May 1, 2024 to the extent Total Annual Fund Operating Expenses exceed 1.40% of the average daily net assets of the Institutional Class shares of the Fund (“Expense Cap”). For a period of up to 36 months from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Fund fees waived and expenses reimbursed to the extent that such recover would not cause the Total Annual Fund Operating Expenses of the Fund to exceed the lesser of the Expense Cap in effect (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment.

See accompanying notes to financial statements.

Annual Report 2023

Needham Aggressive Growth Fund
Financial Highlights

	Retail Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$29.40	$40.56	$31.58	$21.77	$16.86
Investment Operations
Net Investment Loss	(0.17)	(0.43)	(0.59)	(0.37)	(0.30)
Net Realized and Unrealized Gain (Loss) on Investments	11.24	(10.73)	12.45	11.41	7.53
Total from Investment Operations	11.07	(11.16)	11.86	11.04	7.23

Less Distributions
Net Realized Gains	—	—	(2.88)	(1.23)	(2.32)
Total Distributions	—	—	(2.88)	(1.23)	(2.32)

Net Asset Value, End of Year	$40.47	$29.40	$40.56	$31.58	$21.77

Total Return	37.65%	(27.53)%	37.54%	51.39%	43.93%
Net Assets, End of Year (000’s)	$143,772	$55,027	$63,599	$40,258	$30,238
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.79%	1.85%	1.86%	1.95%	2.02%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)(1)	1.79%	1.85%	1.86%	1.95%	1.95%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.78%	1.82%	1.82%	1.96%	2.17%
Ratio of Net Investment Loss to Average Net Assets	(0.47)%	(1.38)%	(1.62)%	(1.56)%	(1.46)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(0.45)%	(1.35)%	(1.59)%	(1.57)%	(1.61)%
Portfolio turnover rate	7%	11%	12%	13%	9%

(1)
The Adviser has contractually agreed to waive its fee and, if necessary, reimburse expenses of the Fund until May 1, 2024 to the extent Total Annual Fund Operating Expenses exceed 1.85% of the average daily net assets of the Retail Class shares of the Fund (“Expense Cap”). For a period of up to 36 months from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Fund fees waived and expenses reimbursed to the extent that such recover would not cause the Total Annual Fund Operating Expenses of the Fund to exceed the lesser of the Expense Cap in effect (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Financial Highlights

	Institutional Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$30.73	$42.11	$32.49	$22.23	$17.08
Investment Operations
Net Investment Loss	0.08	(0.23)	(0.36)	(0.22)	(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	11.71	(11.15)	12.86	11.71	7.66
Total from Investment Operations	11.79	(11.38)	12.50	11.49	7.47

Less Distributions
Net Realized Gains	—	—	(2.88)	(1.23)	(2.32)
Total Distributions	—	—	(2.88)	(1.23)	(2.32)

Net Asset Value, End of Year	$42.52	$30.73	$42.11	$32.49	$22.23

Total Return	38.37%	(27.02)%	38.43%	52.36%	44.79%
Net Assets, End of Year (000’s)	$254,313	$79,891	$76,778	$34,132	$25,821
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.18%	1.18%	1.18%	1.33%	1.46%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)(1)	1.18%	1.18%	1.18%	1.32%	1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.52%	1.55%	1.53%	1.71%	1.90%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.21%	(0.71)%	(0.95)%	(0.94)%	(0.90)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(0.13)%	(1.08)%	(1.30)%	(1.32)%	(1.34)%
Portfolio turnover rate	7%	11%	12%	13%	9%

(1)
The Adviser has contractually agreed to waive its fee and, if necessary, reimburse expenses of the Fund until May 1, 2024 to the extent Total Annual Fund Operating Expenses exceed 1.18% of the average daily net assets of the Institutional Class shares of the Fund (“Expense Cap”). For a period of up to 36 months from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Fund fees waived and expenses reimbursed to the extent that such recover would not cause the Total Annual Fund Operating Expenses of the Fund to exceed the lesser of the Expense Cap in effect (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment.

See accompanying notes to financial statements.

Annual Report 2023

Needham Small Cap Growth Fund
Financial Highlights

	Retail Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$15.50	$23.19	$25.80	$17.59	$12.40
Investment Operations
Net Investment Loss	(0.07)	(0.26)	(0.48)	(0.32)	(0.22)
Net Realized and Unrealized Gain (Loss) on Investments	0.95	(6.79)	3.69	12.06	6.89
Total from Investment Operations	0.88	(7.05)	3.21	11.74	6.67

Less Distributions
Net Realized Gains	—	(0.64)	(5.82)	(3.53)	(1.48)
Total Distributions	—	(0.64)	(5.82)	(3.53)	(1.48)

Net Asset Value, End of Year	$16.38	$15.50	$23.19	$25.80	$17.59

Total Return	5.68%	(30.33)%	10.98%	71.35%	54.45%
Net Assets, End of Year (000’s)	$45,583	$59,054	$112,830	$89,206	$85,521
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.80%	1.85%	1.85%	1.85%	1.87%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)(1)	1.80%	1.85%	1.85%	1.85%	1.87%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.84%	1.86%	1.83%	1.80%	2.07%
Ratio of Net Investment Loss to Average Net Assets	(0.48)%	(1.47)%	(1.72)%	(1.64)%	(1.36)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(0.51)%	(1.48)%	(1.70)%	(1.59)%	(1.56)%
Portfolio turnover rate	126%	109%	133%	191%	136%

(1)
The Adviser has contractually agreed to waive its fee and, if necessary, reimburse expenses of the Fund until May 1, 2024 to the extent Total Annual Fund Operating Expenses exceed 1.85% of the average daily net assets of the Retail Class shares of the Fund (“Expense Cap”). For a period of up to 36 months from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Fund fees waived and expenses reimbursed to the extent that such recover would not cause the Total Annual Fund Operating Expenses of the Fund to exceed the lesser of the Expense Cap in effect (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment.

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Financial Highlights

	Institutional Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$16.40	$24.32	$26.64	$17.96	$12.57
Investment Operations
Net Investment Loss	0.03	(0.14)	(0.31)	(0.20)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	0.94	(7.14)	3.81	12.41	6.99
Total from Investment Operations	0.97	(7.28)	3.50	12.21	6.87

Less Distributions
Net Realized Gains	—	(0.64)	(5.82)	(3.53)	(1.48)
Total Distributions	—	(0.64)	(5.82)	(3.53)	(1.48)

Net Asset Value, End of Year	$17.37	$16.40	$24.32	$26.64	$17.96

Total Return	5.91%	(29.82)%	11.74%	72.51%	55.31%
Net Assets, End of Year (000’s)	$120,715	$137,578	$173,855	$127,943	$46,589
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.18%	1.18%	1.18%	1.18%	1.22%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)(1)	1.18%	1.18%	1.18%	1.18%	1.22%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.57%	1.62%	1.54%	1.57%	1.83%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.16%	(0.76)%	(1.04)%	(0.97)%	(0.72)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(0.23)%	(1.21)%	(1.40)%	(1.35)%	(1.33)%
Portfolio turnover rate	126%	109%	133%	191%	136%

(1)
The Adviser has contractually agreed to waive its fee and, if necessary, reimburse expenses of the Fund until May 1, 2024 to the extent Total Annual Fund Operating Expenses exceed 1.18% of the average daily net assets of the Institutional Class shares of the Fund (“Expense Cap”). For a period of up to 36 months from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Fund fees waived and expenses reimbursed to the extent that such recover would not cause the Total Annual Fund Operating Expenses of the Fund to exceed the lesser of the Expense Cap in effect (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment.

See accompanying notes to financial statements.

Annual Report 2023

Notes to Financial Statements
December 31, 2023

1.	Organization

Needham Growth Fund (“NGF”), Needham Aggressive Growth Fund (“NAGF”) and Needham Small Cap Growth Fund (“NSCGF”) (each, a “Portfolio” and collectively, the “Portfolios”), are portfolios of The Needham Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are “diversified” for purposes of the 1940 Act. Please refer to the most recently filed Registration Statement and Statement of Additional Information for a detailed description of each Portfolio’s investment strategy. The Company was organized as a Maryland corporation on October 12, 1995. NGF, NAGF, and NSCGF each currently offer two classes, the Retail Class and the Institutional Class. The Institutional Class of each Portfolio commenced operations on December 30, 2016.

Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Class Specific Expenses

Class level expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Portfolio. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Portfolio expenses are allocated by class based on relative net assets. Distribution Fees incurred in connection with the Company’s Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 are expensed at 0.25% of average daily net assets of the Retail Class shares, and the specific amounts are detailed in Note 5.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation:  Portfolio securities for which market quotations are readily available are stated at the last reported sale price reported by the principal exchange for the security as of the exchange’s close of business. Securities for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the highest closing bid and lowest asked prices. Exchange traded options are valued at the last reported sale price on any exchange on which the option is principally traded. If no sales are reported on a particular day, the options will be valued at the mean between the highest closing bid and lowest asked prices across the exchanges where the option is traded. Non-exchange traded options will also be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, value will be determined in accordance with the fair value procedures described below. All other securities and assets for which (a) market quotations are not readily available, such as in the case of a market or technical disruption that prevents the normal trading of a security held by a Portfolio, (b) market quotations are believed to be unrepresentative of fair market value, such as in the case of a thinly traded security, or (c) valuation is normally made at the last sale price on a foreign exchange and a significant event occurs after the close of that exchange but before the New York Stock Exchange closes, are valued at their fair value as determined in good faith by the Company’s Valuation Designee in accordance with Fair Value Procedures. The Company’s Fair Value Procedures are implemented and monitored by a Fair Value Committee (the “Committee”) established by the Valuation Designee. The Company’s Board of Directors (the “Board”) has designated the Portfolios’ investment adviser as the Company’s Valuation Designee.

When a security is valued in accordance with the Fair Value Procedures, the Committee determines a value after taking into consideration any relevant information that is reasonably available to the Committee. Some of the more common reasons that may necessitate that a security be valued pursuant to these Fair Value Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. The securities of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts (“ADRs”), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the mean of the highest closing bid and lowest asked prices on the exchange or system where the security is principally traded. The Portfolios value their investments in money market funds based on their daily net asset values.

Investment Transactions: Changes in holdings of portfolio securities for the Portfolios shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating each Portfolio’s daily net asset value per share. However, for financial reporting purposes, portfolio security transactions are reported on the trade date of the last business day of the reporting period. The cost (proceeds) of investments sold (sold short) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income, distributions to shareholders and dividend expense from securities sold short are recorded on the ex-dividend date. Interest income and interest expense from securities sold short is recorded on an accrual basis.

Needham Funds

Notes to Financial Statements (Continued)
December 31, 2023

Foreign Currency: Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of realized/unrealized gains (losses) arising from changes in the exchange rates are included with the net realized/unrealized gain (loss) from affiliated and unaffiliated securities, securities sold short and foreign currency translations. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

The Portfolios may also invest in forward currency contracts. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement. These instruments involve securities and currency market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statements of assets and liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts. The Portfolios did not enter into forward currency contracts during the year ended December 31, 2023.

Allocation of Expenses: Expenses directly attributable to a Portfolio are charged directly to that Portfolio, while expenses which are attributable to more than one Portfolio are allocated among the respective Portfolios based upon relative net assets or some other reasonable method.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Actual results could differ from those estimates.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Portfolios. Distributable net realized gains, if any, are declared and distributed at least annually.

Federal Income Taxes: It is the policy of each Portfolio to continue to qualify as a regulated investment company, as defined in the Internal Revenue Code, by complying with the provisions available to certain investment companies and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for income taxes has been made in the Portfolios’ financial statements.

As of December 31, 2023, the Portfolios did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2023, open Federal and New York tax years include the tax years ended December 31, 2020 through December 31, 2023. The Portfolios have no tax examinations in progress.

Fair Value Measurements: Valuation inputs used to determine the value of the Portfolios’ investments are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Portfolio securities listed or traded on securities exchanges, including ADRs, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the mean of the highest closing bid and lowest asked prices on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the times the exchange on which they are traded closes and the time the Portfolios’ net asset values are calculated. These valuations are categorized as Level 2 in the fair value hierarchy.

Annual Report 2023

Notes to Financial Statements (Continued)
December 31, 2023

The following is a summary categorization, as of December 31, 2023, of each Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

Needham Growth Fund

Assets(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$145,086,027	$—	$—	$145,086,027
Short-Term Investments	2,208,180	—	—	2,208,180
Total	$147,294,207	$—	$—	$147,294,207

Liabilities(2)	Level 1	Level 2	Level 3	Total
Securities Sold Short	$76,466	$—	$—	$76,466
Total	$76,466	$—	$—	$76,466

Needham Aggressive Growth Fund

Assets(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$309,387,966	$—	$—	$309,387,966
Short-Term Investments	87,344,287	—	—	87,344,287
Total	$396,732,253	$—	$—	$396,732,253

Needham Small Cap Growth Fund

Assets(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$160,614,061	$—	$—	$160,614,061
Warrants	—	—	16	16
Short-Term Investments	6,981,001	—	—	6,981,001
Total	$167,595,062	$—	$16	$167,595,078

(1)	Please refer to the Schedule of Investments to view segregation by industry.
(2)	Please refer to the Schedule of Investments and Schedule of Securities Sold Short to view segregation by industry.

4.	Investment Advisory and Administrative Services

The Company has engaged Needham Investment Management L.L.C. (the “Adviser”) to manage its investments pursuant to an Investment Advisory Agreement. The Company pays the Adviser an investment advisory fee at the annual rate of 1.25% of the average daily net assets of each Portfolio.

The Adviser has entered into an agreement with the Company (the “Expense Limitation Agreement”) whereby the Adviser has contractually agreed to waive its investment advisory fee for, and to reimburse expenses of, the Institutional Class and Retail Class shares of each Portfolio in an amount that limits annual operating expenses to not more than 1.40% and 1.95% for NGF, 1.18% and 1.85% for NAGF, and 1.18% and 1.85% for NSCGF, of the average daily net assets of the Portfolio’s Institutional Class and Retail Class, respectively (excluding taxes, interest, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary items, but including the investment advisory fee stated in the Investment Advisory Agreement). The Expense Limitation Agreement is effective for the period from April 27, 2023 through May 1, 2024. The Expense Limitation Agreement shall continue in effect from year to year thereafter only upon mutual agreement of the Company and the Adviser. Similar agreements were in effect for periods prior to April 27, 2023.

Any reimbursements or fee waivers made by the Adviser in respect of a Portfolio are subject to recoupment by the Adviser, to the extent that the Portfolio is able to make the repayment within the expense limitation established in the Expense Limitation Agreement. Under the Expense Limitation Agreement, the Adviser has a right to receive from each Portfolio class reimbursement for fee waivers and/or expense reimbursements made pursuant to the Agreement for a period of up to 36 months from the time of any waiver or reimbursement. The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through December 31 of the period indicated:

	2026	2025	2024	Total
NGF (Retail Class)	$—	$—	$—	$—
NGF (Institutional Class)	63,757	144,749	76,378	284,884
NAGF (Retail Class)	18,377	34,001	—	52,378
NAGF (Institutional Class)	467,987	307,532	163,479	938,998
NSCGF (Retail Class)	35,362	46,525	—	81,887
NSCGF (Institutional Class)	455,161	597,068	584,256	1,636,485

The Company and Fund Services (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate based on a percentage of the value of each Portfolio’s assets. The Administrator is

Needham Funds

Notes to Financial Statements (Continued)
December 31, 2023

also compensated for any out of pocket expenses that are reasonably incurred in carrying out its duties under this agreement. The Administrator also provides transfer agent services pursuant to a Transfer Agent Servicing Agreement for additional fees.

Certain officers of the Company are also officers of the Adviser and/or Needham & Company, LLC (the “Distributor”), an affiliate of the Adviser. Such officers receive no fees from the Company for serving as officers of the Company. Each of the three Directors who is not an “interested person” (as defined in the 1940 Act) of the Company (each, an “Independent Director”) receives a quarterly retainer of $3,750 and a per-meeting fee of $1,000. Each Independent Director is also a member of the Audit Committee of the Board and receives a fee of $1,000 per meeting attended. An affiliate of the Adviser provides an employee to serve as Chief Compliance Officer for the Company and to provide certain related services. The affiliate pays the Chief Compliance Officer’s compensation for acting as such and the Company reimburses the affiliate for the Company’s allocated portion of the expense.

5.	Distribution Plan and Brokerage Commissions

The Company has adopted an Amended and Restated Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay compensation to the Distributor or any other distributor or financial institution with which the Company has an agreement with respect to the Retail Class of each Portfolio, with the amount of such compensation not to exceed an annual rate of 0.25% of the daily average net assets of each Portfolio’s Retail Class shares. During the year ended December 31, 2023, NGF, NAGF, and NSCGF Retail Class shares incurred $170,485, $215,519, and $132,572, respectively, pursuant to the Plan.

During the year ended December 31, 2023, NGF, NAGF and NSCGF incurred and paid brokerage commissions to the Distributor in the amount of $17,584, $109,653, and $142,144, respectively.

6.	Temporary Borrowings

Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

The Portfolios did not engage in any temporary borrowings during the year ended December 31, 2023.

7.	Short Sale Transactions

During the year ended December 31, 2023, NGF, NAGF, and NSCGF sold securities short. Upon selling a security short, the Portfolios record an asset for the settlement amount as “Deposit with Broker for Securities Sold Short” and a corresponding liability, which is marked-to- market to reflect current value. The broker for the Portfolios’ short sale transactions requires maintenance by each Portfolio of a minimum amount of collateral at all times, regardless of whether any short sales are outstanding. To the extent necessary to meet the broker’s collateral requirements for open short positions, additional securities will be segregated above the minimum to cover the short positions. At December 31, 2023, the market value of securities separately segregated to cover short positions was $2,989,625, $1,420,750, and $1,350,000 for NGF, NAGF and NSCGF, respectively.

Additionally, the Portfolios had receivables for Deposit with Broker for Securities Sold Short of $284,712, $-, and $- pledged as collateral with a broker in connection with any open short positions for NGF, NAGF, and NSCGF, respectively as of December 31, 2023. NGF held securities sold short as of December 31, 2023. NAGF and NSCGF did not hold any securities sold short as of December 31, 2023.

8.	Investment Transactions

The following summarizes the aggregate amount of the cost of purchases and proceeds from sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 2023:

	Purchases	Sales
NGF
Long Transactions	$11,875,381	$13,619,274
Short Sale Transactions	1,794,342	1,651,644
NAGF
Long Transactions	130,827,286	12,631,379
Short Sale Transactions	210,389	197,466
NSCGF
Long Transactions	166,117,384	176,431,327
Short Sale Transactions	6,900,519	6,625,136

9.	Financial Instruments With Off-Balance Sheet Risk

In the normal course of their business, the Portfolios may engage in transactions with off-balance sheet risk, including securities sold short, written options, futures, and forward currency contracts. Transactions in certain financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial

Annual Report 2023

Notes to Financial Statements (Continued)
December 31, 2023

instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios’ ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

10.	Indemnification

Under the Company’s organizational documents, the Company’s Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown.

However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Transactions with Affiliates

NAGF owned 5% or more of the voting securities of the following companies during the year ended December 31, 2023. As a result, each of these companies is deemed to be an “affiliated person” (as defined in the 1940 Act) of NAGF (and the other Portfolios). Transactions during the year in affiliated companies were as follows:

				Net Change	Net				Share
	Value at			in Unrealized	Realized		Value at		Balance
	January 1,	Value of	Value of	Appreciation	Gains	Dividend	December 31,		December 31,
Security Name	2023	Purchases	Sales	(Depreciation)	(Losses)	Income	2023		2023
Adams Resources
& Energy, Inc.	$3,522,260	$1,838,844	$(12,580)	$(1,754,929)	$(6,935)	$109,200	$3,586,660		137,000
Educational
Development Corp.	1,264,000	363,392	—	(977,792)	—	—	649,600		560,000
GSE Systems, Inc.	1,080,000	—	(214,923)	577,460	(1,288,787)	—	153,750		75,000
	$5,866,260	$2,202,236	$(227,503)	$(2,155,261)	$(1,295,722)	$109,200	$4,390,010	*

*	The value of these securities agrees to the Investments in Affiliated Securities, at Value in the Statements of Assets and Liabilities.

NSCGF owned 5% or more of the voting securities of the following company during the year ended December 31, 2023. As a result, this company is deemed to be an “affiliated person” (as defined in the 1940 Act) of NSCGF (and the other Portfolios). Transactions during the year in this affiliated company were as follows:

				Net Change	Net				Share
	Value at			in Unrealized	Realized		Value at		Balance
	January 1,	Value of	Value of	Appreciation	Gains	Return of	December 31,		December 31,
Security Name	2023	Purchases	Sales	(Depreciation)	(Losses)	C apital	2023		2023
Frequency
Electronics, Inc.	$4,018,500	$—	$(1,903,296)	$2,237,176	$(251,005)	$(570,000)	$3,531,375		322,500
Intevac	10,407,319	196,498	(8,270,648)	(1,459,279)	(247,490)	—	626,400		145,000
	$14,425,819	$196,498	$(10,173,944)	$777,897	$(498,495)	$(570,000)	$4,157,775	*

*	The value of these securities agrees to the Investments in Affiliated Securities, at Value in the Statements of Assets and Liabilities.

12.	Federal Income Taxes

No provision for federal income taxes is required since the Company intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from GAAP, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses (as described below). Permanent differences are generally due to differing treatment of net investment losses and distributions paid in

Needham Funds

Notes to Financial Statements (Continued)
December 31, 2023

connection with redemptions. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period in which the differences arise. These reclassifications have no effect on net assets or net asset value per share of each Portfolio. For the year ended December 31, 2023, the following table shows the reclassifications made:

	Distributable Earnings/	Paid In
	(Accumulated Deficit)	Capital
NGF	—	$56,700,592
NAGF	—	305,794,498
NSCGF	—	238,764,962

As of December 31, 2023, the cost, gross unrealized appreciation, gross unrealized depreciation, and the net unrealized appreciation (depreciation) on securities, including proceeds from securities sold short for federal income tax purposes, were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
NGF	$56,333,702	$96,494,207	$(5,610,168)	$90,884,039
NAGF	301,408,226	116,197,338	(20,873,311)	95,324,027
NSCGF	163,480,980	26,569,338	(22,455,240)	4,114,098

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment for wash sale losses and as it relates to NAGF Passive Foreign Investment Company income.

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

	NGF	NAGF	NSCGF
Undistributed ordinary income	$—	$—	$—
Undistributed long-term capital gains	—	—	—
Other accumulated appreciation (depreciation)	(200,753)	(3,034,083)	(76,581,647)
Unrealized appreciation (depreciation)	90,884,039	95,324,027	4,114,098
Total accumulated earnings (loss)	$90,683,286	$92,289,944	$(72,467,549)

As of December 31, 2023, the Funds had accumulated capital loss carryovers of:

	Capital Loss	Capital Loss
	Carryover ST	Carryover LT	Expires
NGF	$(191,869)	$(8,844)	Indefinite
NAGF	$(526,527)	$(2,504,901)	Indefinite
NSCGF	$(18,157,043)	$(58,424,604)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2023, the Portfolios had no such losses to defer.

13.	Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of The Needham Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund, each a “Portfolio” of The Needham Funds, Inc. (collectively, the Portfolios), including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the three years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the years ended December 31, 2020 and December 31, 2019, for the Portfolios were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 26, 2021.

Basis for Opinion
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

RSM US LLP

We have served as the auditor for The Needham Funds, Inc. since 2021.

Boston, Massachusetts
February 28, 2024

Needham Funds

Information about Directors and Officers (Unaudited)
December 31, 2023

Information pertaining to the Directors and Officers of the Company is set forth below.

The Portfolios’ Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling 800-625-7071.

The address of each individual is 250 Park Avenue, New York, NY 10177. Each Director serves until the next annual shareholders meeting or until his successor is elected and qualified.

	Term of Office	Portfolios in the	Principal Occupations(s)
Name, Year of Birth	and Length of	Fund Complex	During Past 5 Years
and Position with	Term Served by	Overseen by	and Other Directorships
the Company	Director/Officer	Director/Officer	Held by Director/Officer
Independent Directors
John W. Larson,	From	Three	Currently retired. Partner at the law firm of Morgan,
Year of Birth: 1935	2006 to 2023		Lewis & Bockius LLP from 2003 until retiring in December 2009.
Director†			Partner at the law firm of Brobeck, Phleger & Harrison LLP
from 1969 until 2003. From July 1971 to September 1973 worked in government service as Assistant Secretary of the United States
Department of the Interior and Counselor to George P. Schultz,
Chairman of the Cost of Living Council. Director of Wage
Works, Inc. (an employee benefits company) from 2000
until 2018. Director of Sangamo BioSciences, Inc. since 1996.
F. Randall Smith,	Indefinite;	Three	Founder, Member of Investment Committee, Investment Analyst
Year of Birth: 1938	Since 1996		and Portfolio Manager of Capital Counsel LLC (a registered
Director			investment adviser) since September 1999; President
from 1999 to 2014. Co-founder and Chief Investment Officer of
Train, Smith Counsel (a registered investment adviser)
from 1975 to 1999.
David Shukis	Indefinite;	Three	Currently retired. Head of Global Investment Services (and other
Year of Birth: 1951	Since 2021		positions) at Cambridge Associates, LLC (global investment
Director			consulting firm) from 1989 to 2016. Director and Chair of
Cambridge Associates Fiduciary Trust Company from 2015 to
2018. Director, from 2011 to 2016, and Audit Committee Chair, since 2016, of Boston Lyric Opera.
Interested Director
George A. Needham*,	Indefinite;	Three	Chairman of the Board and Chief Executive Officer of The
Year of Birth: 1943	Since 1996		Needham Group, Inc. and Needham Holdings, LLC since
Chairman, President			December 2004. President and Chief Executive Officer
and Director			of Needham Asset Management, LLC since April 2006.
Chairman of the Board from 1996 to December 2004 and Chief
Executive Officer from 1985 to December 2004 of Needham &
Company, LLC. Managing Member of Needham Capital
Management, LLC from 2000 to 2019.
*
An “interested person”, as defined in the 1940 Act, of the Company or the Company’s investment adviser. Mr. Needham is deemed to be an interested person because of his affiliation with the Portfolios’ Adviser and the Portfolios’ Distributor, and because he is an officer of the Company.

†	Mr. Larson resigned from the Board of Directors of The Needham Funds effective as of the close of business on December 31, 2023.

Annual Report 2023

Information about Directors and Officers (Unaudited) (Continued)
December 31, 2023

	Term of Office	Portfolios in the	Principal Occupations(s)
Name, Year of Birth	and Length of	Fund Complex	During Past 5 Years
and Position with	Term Served by	Overseen by	and Other Directorships
the Company	Director/Officer	Director/Officer	Held by Director/Officer
Officers
John Barr,	One year;	Two	Portfolio Manager of Needham Asset Management, LLC
Year of Birth: 1956	Since 2010		since 2010. Managing Director of Needham Asset Management,
Executive Vice President			LLC since 2009. Founding and Managing Member of Oliver
and Co-Portfolio			Investment Management, LLC from 2008 to 2009. Portfolio
Manager of the			Manager and Analyst at Buckingham Capital from 2002 to 2008.
Needham Growth			Managing Director and a Senior Analyst at Robertson Stephens
Fund, Executive Vice			following semiconductor companies from 2000 to 2002.
President and Portfolio			From 1995 to 2000, Managing Director and Senior Analyst at
Manager of the			Needham and Company, LLC and also served as Director of
Needham Aggressive			Research. Director of Coventor, Inc. from 2009 to 2017.
Growth Fund.
Chris Retzler,	One year;	Two	Portfolio Manager of Needham Asset Management, LLC
Year of Birth: 1971	Since 2008		since 2008. Managing Director of Needham Asset
Executive Vice President			Management, LLC since 2005. Head of Winterkorn, a healthcare
and Co-Portfolio			manufacturing and distribution company, from 2002 to 2005.
Manager of the
Needham Growth
Fund, Executive Vice
President and Portfolio
Manager of the Needham
Small Cap Growth Fund.
James W. Giangrasso,	One year;	Three	Managing Director of Needham and Company, LLC since 2021
Year of Birth: 1962	Since 2011		Chief Financial Officer of Needham Asset Management, LLC
Chief Financial Officer,			since 2011. Principal and Controller of Needham Asset
Treasurer and Secretary			Management, LLC from 2006 to 2011.
James M. Abbruzzese,	One year;	Three	Chief Compliance Officer of Needham Asset Management, LLC
Year of Birth: 1969	Since 2004		since April 2006. Chief Compliance Officer and Managing
Chief Compliance			Director of Needham & Company, LLC from 2008 through 2012.
Officer			Chief Administrative Officer of Needham & Company, LLC
since 2012. Chief Compliance Officer of Needham Capital
Management, LLC since 2000.

Needham Funds

Supplementary Information (Unaudited)
December 31, 2023

Federal Income Tax Information

For the fiscal year ended December 31, 2023, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income reported as qualified dividend income was as follows:

NGF	0.00%
NAGF	0.00%
NSCGF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023 was as follows:

NGF	0.00%
NAGF	0.00%
NSCGF	0.00%

The percentage of taxable ordinary income distributions that are designed as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

NGF	0.00%
NAGF	0.00%
NSCGF	0.00%

Privacy Policy

It is the policy of the Company to keep personally identifiable financial information about you as an individual (“nonpublic personal information”) confidential, and use or disclose it only as necessary to provide services to you or the Company or as otherwise required or permitted by law. We may collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, other financial information and information about how you vote your shares.

We disclose nonpublic personal information about current and former shareholders to companies that provide necessary services to the Company. These companies include the transfer agent, distributor, administrator and investment adviser as well as other affiliates of the Company. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information and restrict access to this information to those persons who need it to provide services to you or the Company or who are otherwise permitted by law to receive it. In the event that you hold any shares of our funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information is shared with nonaffiliated third parties. If you have any questions concerning the Company’s Privacy Policy, please call 1-800-625-7071.

Disclosure of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. For the Portfolios, this would be for the fiscal quarters ending March 31 and September 30. Each Portfolio’s Form N-PORT reports are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Voting Proxies on Company Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents

To reduce expenses, the Company may mail only one copy of the Portfolios’ prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-800-625-7071 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Annual Report 2023

Supplementary Information (Unaudited) (Continued)
December 31, 2023

Index Disclaimer

The Portfolios have been developed solely by the Adviser. The Portfolios are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 2000 Index and the Russell 3000 Index (together, the “Indexes”) vest in the relevant LSE Group company which owns the Index. “Russell®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Indexes or (b) investment in or operation of the Portfolios. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Portfolios or the suitability of the Indexes for the purpose to which it is being put by the Adviser.

The source of the data for each of the Indexes is the LSE Group. © LSE Group 2021. All rights in the Indexes or data vest in the relevant LSE Group company which owns the Index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the Indexes or data and no party may rely on any Indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Board Consideration and Approval of Investment Advisory Agreement

On October 26, 2023, at a meeting called for the purpose of voting on such approval, the Board, including all of the Independent Directors, approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser with respect to NGF, NAGF and NSCGF. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Advisory Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. Prior to voting, the Independent Directors received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the Portfolios. The Board also considered research support available to, and portfolio management capabilities of, the portfolio management personnel (specifically with respect to investments in securities sold short); and that the Adviser also provides oversight of day-to-day fund operations and assistance in meeting legal and regulatory requirements. The Board also noted that on a regular basis it received and reviewed information from the Adviser regarding the compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Portfolios borne by the Adviser and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk). The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Board received and considered performance information for each Portfolio, as well as for a group of peer funds with similar investment objectives and policies and the Portfolio’s unmanaged indices, for various periods ended September 30, 2023. The Board considered the Portfolios’ performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that: (i) NGF’s total return performance for Retail shares and Institutional shares was above the peer group average performance for the one-, three-, five- and ten-year (Institutional shares only) periods and since inception, and was above the Russell 2000 Index and S&P MidCap 400 Index for the one-, five- and ten-year periods and since inception, and below each Index for the three-year period (the Retail shares performance was slightly below the performance of the S&P MidCap 400 Index for the ten-year period); (ii) NAGF’s total return performance for Retail shares and Institutional shares was above the peer group average performance for all periods, and was above the Russell 2000 Index and S&P 500 Index for all periods; and (iii) NSCGF’s total return performance for Retail shares and Institutional shares was below the peer group average performance for the one- and three-year periods and was above the peer group average performance for the five- and ten-year periods and since inception (Institutional shares only), and was below the Russell 2000 Index and S&P 500 Index for the one- and three-year periods and was above the Russell 2000 Index for the five- and ten-year periods and since inception and was above the S&P 500 Index for the five-year period (the Retail shares performance was slightly below the performance of the S&P 500 Index for the five-year period) and since inception. The Board discussed with representatives of the Adviser the reasons for NSCGF’s underperformance versus the during the recent periods under review and noted that the portfolio manager was experienced with a good long term performance record.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Advisory Agreement were sufficient for renewal of the Agreement.

Needham Funds

Supplementary Information (Unaudited) (Continued)
December 31, 2023

The Board also reviewed and considered the contractual investment advisory fee payable by each Portfolio and information comparing the investment advisory fee and the each Portfolio’s total actual expenses with those of peer funds.

In addition to reviewing each Portfolio’s performance and the profitability analysis of the Adviser, the Directors considered possible economies of scale, but did not believe material economies of scale to be present in light of the Portfolios’ asset size. The Board also reviewed information regarding fees charged by the Adviser to private investment funds with fee structures that include performance fees. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Adviser in managing the Portfolios and in managing other types of accounts. Taking all of the above into consideration, as well as the factors identified below, the Board determined that the advisory fee charged each Portfolio was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement.

The Board received and considered an analysis of the profitability of the Adviser and its affiliates in providing services to the Portfolios. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The profitability of the Adviser and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Portfolios.

The Board discussed information concerning whether the Adviser realizes economies of scale with respect to the management of the Portfolios as the Portfolios’ assets grow and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the Portfolios had been adequately considered by the Adviser in connection with the fee rate charged pursuant to the Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with shareholders, the Board would seek to have those economies of scale shared with the Portfolio’s shareholders.

The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the Portfolios’ investments. In light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios, the Board considered that the ancillary benefits that the Adviser and its affiliates received were reasonable.

The Independent Directors confirmed that they had received adequate information to make a reasonable determination with respect to the approval of the Advisory Agreement. After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Advisory Agreement was in the best interests of the Portfolios and their shareholders and approved the continuation of the Advisory Agreement for another year.

Statement Regarding Liquidity Risk Management Program

The Company has adopted a liquidity risk management program (the “LRMP”) pursuant to the requirements of Rule 22e-4 under the 1940 Act, which requires registered open-end funds (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage fund liquidity risk. The rule is designed to promote effective liquidity risk management throughout the open-end fund industry, thereby reducing liquidity risk—i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Pursuant to the requirements of Rule 22e-4, the LRMP is required to include policies and procedures reasonably designed to incorporate the following elements, and the LRMP complies with these requirements: (1) assessment, management and periodic review of liquidity risk; (2) classification of each Portfolio’s investments into one of the four liquidity categories in Rule 22e-4; (3) if the Portfolio does not primarily hold assets that are considered highly liquid investments (cash and other investments reasonably expected to be convertible into cash in current market conditions in three business days or less without the conversion into cash significantly changing the market value of the investment), determination of a “highly liquid investment minimum” (as defined in Rule 22e-4, the “HLIM”) and compliance with additional related requirements; (4) prohibition on the acquisition of any “illiquid investment” (as defined in Rule 22e-4) if immediately after the acquisition the Portfolio would have invested more than 15% of its net assets in illiquid investments; and (5) if the Portfolios reserve the right to engage in redemptions in-kind, establishment of policies and procedures regarding how and when the Portfolios will engage in such redemptions in-kind. There have been no material changes to the LRMP since it was initially approved by the Board.

The Board has approved the Adviser to administer the LRMP (the “Program Administrator”). As Program Administrator, the Adviser delegates the day-to-day activities required by the LRMP to a Liquidity Committee comprised of various Company officers and others within the Adviser (the “Liquidity Committee”), and the Liquidity Committee seeks assistance from and works together with Fund Services in effectuating the requirements of the LRMP as necessary.

Annual Report 2023

Supplementary Information (Unaudited) (Continued)
December 31, 2023

Pursuant to the requirements of Rule 22e-4, the Board must review, no less frequently than annually, a written report prepared by the Program Administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation, including, if applicable, the operation of the HLIM, and any material changes to the program. The Board received a written report in October 2023 (the “Annual Report”).

The Annual Report states that the Adviser, as the Program Administrator, acting primarily through the Liquidity Committee, has assessed the operation of the LRMP and believes that the LRMP is reasonably designed to assess and manage the Portfolios’ liquidity risk and is adequate and effective in its implementation. The Program Administrator and the Liquidity Committee initially determined that each Portfolio primarily holds assets that are highly liquid investments, and the Annual Report states that this determination continues to be maintained so that no Portfolio needs to maintain a HLIM. In addition, the Annual Report states that, since the LRMP was implemented, no Portfolio has breached its limit on illiquid investments.

250 Park Avenue, 10th Floor
New York, New York 10177
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
250 Park Avenue, 10th Floor
New York, New York 10177

President
George A. Needham

Executive Vice Presidents and Portfolio Managers
John Barr
Needham Growth Fund
Needham Aggressive Growth Fund

Chris Retzler
Needham Growth Fund
Needham Small Cap Growth Fund

Directors
George A. Needham
David T. Shukis
F. Randall Smith

Distributor:
Needham & Company, LLC
250 Park Avenue, 10th Floor
New York, New York 10177
212-371-8300

Administrator, Shareholder Servicing Agent, and Transfer Agent:
U.S. Bancorp Fund Services, LLC,
  doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, WI 53212

Counsel:
Proskauer Rose LLP
Eleven Times Square
New York, NY 10036-8299

Independent Registered Public Accounting Firm:
RSM US LLP
80 City Square
Boston, MA 02129

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant's Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  F. Randall Smith is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  All “Audit Fees” amounts for the fiscal years ended December 31, 2023 and 2022 reflect fees billed or expected to be billed by RSM US LLP. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit, along with auditor transition costs and registration statement update costs. All “Audit-Related Fees” amounts for the fiscal years ended December 31, 2023 and 2022 reflect fees billed by the registrant’s former principal accountant. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant and former principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$122,000	$110,000
Audit-Related Fees	$ 0	$ 23,400
Tax Fees	$ 21,000	$ 21,000
All Other Fees	$ 0	$ 0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by RSM US LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed on March 11, 2022.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Needham Funds, Inc.

By (Signature and Title)      /s/George A. Needham
George A. Needham, President (Chief Executive Officer)

Date    March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/George A. Needham
George A. Needham, President (Chief Executive Officer)

Date    March 7, 2024

By (Signature and Title)      /s/James W. Giangrasso
James W. Giangrasso, Treasurer and Secretary (Chief Financial Officer)

Date    March 7, 2024